                                    Exhibit
                                     10.80


                                                                  EXECUTION COPY

================================================================================


                     AMENDED AND RESTATED LEASE AGREEMENT

                        (which amends and restates the
                                LEASE AGREEMENT
                          dated as of June 17, 1994)

                                    between

                     SCRUBGRASS GENERATING COMPANY, L. P.,
                        a Delaware limited partnership,
                                   as Lessor

                                      and


                          BUZZARD POWER CORPORATION,
                            a Delaware corporation,
                                  as Lessee.


                            Dated December 22, 1995

This Amended and Restated Lease Agreement has been executed in multiple counterparts. This Amended and Restated Lease Agreement and the Site and the Facility covered hereby have been assigned to and are subject to a security interest and lien in favor of Credit Lyonnais, acting through its New York Branch ("Agent") as Mortgagee and Bank Party under an Open-End Mortgage
         -----
("Project Mortgage") and a Security Agreement ("Security Agreement"), each dated
  ----------------                              ------------------
as of December 15, 1990 between Lessor and Agent (as such Project Mortgage and such Security Agreement have been and may be amended and supplemented as permitted thereby). To the extent, if any, that this Amended and Restated Lease Agreement constitutes Chattel Paper as such term is defined in the Uniform Commercial Code of any applicable jurisdiction, no security interest in Lessor's right, title and interest in and to this Amended and Restated Lease Agreement can be created through the transfer or possession of any counterpart other than the original counterpart, identified as the counterpart containing the receipt therefor executed by the Agent, immediately following the signatures of the parties to this Amended and Restated Lease Agreement.

================================================================================

                            TABLE OF CONTENTS

                                   ARTICLE I

                                 INTERPRETATION
SECTION 1.01.  Definitions....................................................1
                                   ARTICLE II

                                      LEASE
SECTION 2.01.  Lease..........................................................2
SECTION 2.02.  Utility Easements..............................................2
SECTION 2.03.  Lessor Assignment During Lease Term............................2
SECTION 2.04.  Lessee Assignment..............................................4
SECTION 2.05.  Use; EPC Contracts; Sale of Transmission Line..................4
SECTION 2.06.  Personal Property..............................................5
SECTION 2.07.  Application of Funds...........................................5
SECTION 2.08.  Original Lease Agreement.......................................6
                                   ARTICLE III

                                      RENT
SECTION 3.01.  Amounts of Rent................................................6
SECTION 3.02.  Method and Place of Payment....................................8
SECTION 3.03.  Late Payment...................................................8
SECTION 3.04.  Recomputation of Basic Rent and Stipulated Loss Value for Changes
               After the Lease Commencement Date..............................8
SECTION 3.05.  Net Lease; No Setoff..........................................11
                                   ARTICLE IV

                            OPERATION AND MAINTENANCE
SECTION 4.01.  Operation and Maintenance.....................................12
SECTION 4.02.  Operating Logs; Books and Accounts............................13
SECTION 4.03.  Manuals.......................................................14

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SECTION 4.04.  Spare Parts...................................................14
SECTION 4.05.  Limitation on Liens...........................................14
SECTION 4.06.  Regulation....................................................14
                                    ARTICLE V

                               PARTS; ALTERATIONS
SECTION 5.01.  Replacement of Parts..........................................15
SECTION 5.02.  Alterations...................................................15
SECTION 5.03.  Title to Parts................................................16
SECTION 5.04.  Reports of Alterations........................................17
SECTION 5.05.  Removal of Parts; Lessor's Right To Purchase Certain
               Parts.........................................................17
SECTION 5.06.  Financing of Alterations......................................18
SECTION 5.07.  Release of Parts Upon Certain Conditions......................18
SECTION 5.08.  Liens.........................................................19
                                   ARTICLE VI

                                    INSURANCE
SECTION 6.01.  Coverage......................................................19
SECTION 6.02.  Annual Insurance Report.......................................23
SECTION 6.03.  Additional Insurance by Lessor................................24
                                   ARTICLE VII

                             DAMAGE; EVENTS OF LOSS
SECTION 7.01.  Event of Loss; Stipulated Loss Value Payment..................24
SECTION 7.02.  Damage Not Constituting an Event of Loss;
               Application of Proceeds.......................................25

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                                  ARTICLE VIII

                               RETURN OF FACILITY
SECTION 8.01.  Return of Facility............................................26
SECTION 8.02.  Survival of Lessee's Obligations..............................27
                                   ARTICLE IX

                         RENEWAL OPTION; PURCHASE OPTION
SECTION 9.01.  Right to Renew................................................27
                                    ARTICLE X

                         INTERESTS OF LESSEE AND LESSOR
SECTION 10.01. Lessee's Interest.............................................27
SECTION 10.02. Transfer of Lessee's Interests................................27
SECTION 10.03. Successors and Assigns........................................28
SECTION 10.04. Location......................................................28
SECTION 10.05. Quiet Enjoyment...............................................28
                                   ARTICLE XI

                            DISCLAIMER OF WARRANTIES

                                   ARTICLE XII

                              ADDITIONAL COVENANTS
SECTION 12.01. Identification................................................29
SECTION 12.02. Lessee's Covenants in Amended and Restated
               Participation Agreement.......................................30
SECTION 12.03. Reports to Regulatory Authorities.............................30

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                                  ARTICLE XIII

                      LEASE EVENTS OF DEFAULT AND REMEDIES
SECTION 13.01. Lease Events of Default.......................................30
SECTION 13.02. Remedies......................................................33
SECTION 13.03. Survival of Lessee's Obligations..............................37
SECTION 13.04. Remedies Cumulative...........................................38
                                   ARTICLE XIV

                       LESSOR RIGHT TO PERFORM FOR LESSEE

                                   ARTICLE XV

                                  MISCELLANEOUS
SECTION 15.01. Further Assurances............................................38
SECTION 15.02. Assignment by Lessor..........................................39
SECTION 15.03. Notices.......................................................40
SECTION 15.04. Severability..................................................40
SECTION 15.05. Amendment.....................................................40
SECTION 15.06. Headings......................................................41
SECTION 15.07. Benefit.......................................................41
SECTION 15.08. Counterparts..................................................41
SECTION 15.09. Governing Law.................................................41
SECTION 15.10. Survival of Representations, Warranties, Covenants and
               Indemnities...................................................41
SECTION 15.11. Performance of Obligations to Bank Parties....................41
SECTION 15.12. Schedules and Exhibits........................................41
SECTION 15.13. Recording of Lease Agreement..................................41
SECTION 15.14. Estoppel Certificates.........................................42
SECTION 15.15. Time of the Essence...........................................42
SECTION 15.16. No Partnership................................................42
SECTION 15.17. Lessor's Consent..............................................42
SECTION 15.18. Effective Date................................................42

                               TABLE OF CONTENTS

SCHEDULE I         Base Rent Amounts and Payment Dates
SCHEDULE II        INTENTIONALLY OMITTED
SCHEDULE III       Pricing Assumptions
SCHEDULE IV        Stipulated Loss Values
SCHEDULE V         Additional Rent Amounts
SCHEDULE VI        INTENTIONALLY OMITTED
SCHEDULE VII       Schedule VII Contracts

EXHIBIT A          Description of the Facility
EXHIBIT B          Description of the Site
EXHIBIT C          Description of the Facility Site
EXHIBIT D          Intentionally Omitted
EXHIBIT E          Description of the Reserved Areas
EXHIBIT F          Form of Memorandum of Amended and Restated Lease
EXHIBIT G          Transmission Line Survey

APPENDIX I         Definitions

     This AMENDED AND RESTATED LEASE AGREEMENT, dated December 22, 1995 (this "Lease"), is entered into by and between SCRUBGRASS GENERATING COMPANY, L.P., a
 -----
Delaware limited partnership, as Lessor ("Lessor"), and BUZZARD POWER
                                          ------
CORPORATION, a Delaware corporation, as Lessee ("Lessee").
                                                 ------

     Lessor and Lease have previously entered into that certain Lease Agreement dated as of June 17, 1994 (the "Original Lease Agreement"), for which a Memorandum of Lease was filed in the records of the County Clerk of Venango County at Book 0012, Page 0523 on July 6, 1994 (the "Original Memorandum of Lease").

     Lessor and Lessee desire to amend and restate the Original Lease Agreement as set forth herein.

     It is a condition precedent to the amendment and restatement of the Original Participation Agreement (as defined below) that the parties hereto enter into this Lease and amend and restate the Original Lease Agreement.

     Lessor and Lessee desire to continue (but not terminate) the lease of the Site and the Facility (as each such term is defined in the Original Lease Agreement) subject to the terms and conditions of this Lease.

     In consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:


                                    ARTICLE I

                                 INTERPRETATION

     SECTION 1.01. Definitions. Except as otherwise expressly provided or unless
                   -----------
the context otherwise requires, capitalized terms used in this Lease and its Schedules and Exhibits and not otherwise defined shall have the meanings given in Appendix I to the Amended and Restated Participation Agreement, dated December 22, 1995, (the "Amended and Restated Participation Agreement"), among
                         --------------------------------------------
Lessor, Lessee, the Bond Trustee, the Lessee Parent, Agent and the Disbursement Agent, a copy of which Appendix I is attached hereto and which amends and restates (as and to the extent set forth in the Amended and Restated Participation Agreement) that certain Participation Agreement, dated as of December 15, 1990, as amended by Amendment Number One to Participation Agreement, dated as of July 15, 1991, Amendment Number Two to Participation Agreement, dated as of December 19, 1991, Amendment Number Three to Participation Agreement, dated as of November 30, 1992 and by Amendment Number Four to Participation Agreement dated as of June 17, 1994 (as so amended and in effect immediately prior to the Effective Date, the "Original Participation
                                                     ----------------------
Agreement"). Except as
---------
otherwise required by the context, such definitions shall be equally applicable to the singular or plural forms of the terms defined. References to "Articles," "Sections," "Schedules" or "Exhibits" shall be to Articles, Sections, Schedules or Exhibits of this Lease and references to paragraphs shall be to separate paragraphs of the Section or subsection in which the reference occurs, unless otherwise expressly provided. All references herein to any agreements shall be to such agreement as amended and supplemented or modified to the date of reference. All references to a particular entity shall include a reference to such entity's successor and permitted assigns. The words "herein", "hereof" and "hereunder" shall refer to this Lease as a whole and not to any particular section or subsection of this Lease. "Includes" or "including" shall mean "including without limitation."


                                   ARTICLE II

                                      LEASE

     SECTION 2.01. Lease. In reliance on the truth and accuracy of the
                   -----
representations and warranties set forth in the Amended and Restated Participation Agreement and subject to the terms and conditions set forth in this Lease and the other Transaction Documents, the lease by Lessor pursuant to the Original Lease Agreement, subject to Permitted Liens, of all of its right, title and interest in and to the Site, together with the Facility, to Lessee is hereby ratified, confirmed and continued pursuant to the terms of this Lease, and the acceptance and lease by Lessee, subject to Permitted Liens, of the Site, together with the Facility, from Lessor pursuant to the Original Lease Agreement, for a term (the "Basic Term") which commenced on the Lease
                            ----------
Commencement Date and shall terminate on the twenty-second (22nd) anniversary of the Lease Commencement Date, subject to earlier termination pursuant to Section
7.01 or 13.02 hereof or Article XI of the Amended and Restated Participation Agreement and renewal pursuant to Section 9.01 hereof (the Basic Term, together with any Renewal Term being the "Lease Term") is hereby ratified, confirmed and
                                 ----------
continued pursuant to the terms of this Lease. The Facility is more particularly described in Exhibit A and the Site is more particularly described in Exhibit B.

     SECTION 2.02. Utility Easements. Each party hereto grants to the other the
                   -----------------
nonexclusive right and easement, and agrees to join in the granting of such easements to appropriate public authorities or public utilities, during the Lease Term, to install, maintain, relocate, reopen, and replace at locations reasonably acceptable to the affected party, utility facilities, such as, but not limited to conduits for water, gas, electricity, and telephone, and storm and sanitary sewers, over, through and under the Site, as are reasonably required to provide proper services for the Facility and any other improvements now or hereafter constructed on the Site by Lessor or Lessee.

     SECTION 2.03. Lessor Assignment During Lease Term. (a) The assignment,
                   -----------------------------------
transfer and setting over pursuant to the Original Lease Agreement by the Lessor, for and during the Lease Term, but subject to the limitations set forth herein and in any other Transaction

Document, to and for the benefit of Lessee, of all of Lessor's rights, title, interests and obligations in and under the Principal Project Agreements (except the Partnership Agreement, any Schedule VII Contract (as defined in paragraph
(b)(below) and this Lease) (and including any contract assigned to Lessor pursuant to Section 2.04), including, in each case, the right to enforce, at Lessee's expense, the rights and warranties in such Principal Project Agreements and, subject to the assumption by Lessee of all duties, liabilities and obligations during the term of such assignment, all rights to any payments made and all amounts due and payable during the Lease Term pursuant to such Principal Project Agreements is hereby ratified, confirmed and continued pursuant to the terms of this Lease; provided, however, that, subject to Section 2.03(c) hereof,
                     --------  -------
Lessor shall reserve and retain the right, but not to the exclusion of Lessee, to take any action or exercise any rights in respect of any of the following:

          (i) Lessor's right to exercise remedies against the Operator upon a default by the Operator under the O&M Agreement;

          (ii) Lessor's right to exercise remedies against the Project Manager upon a default by the Project Manager under the Project Management Agreement; and

          (iii) Lessor's right to replace, remove or appoint a successor to the Operator under the O&M Agreement and the Project Manager under the Project Management Agreement;

provided, further, that notwithstanding anything contained herein or in any
--------  -------
other Transaction Document to the contrary, and without limiting any rights which Lessor otherwise may have, Lessor shall reserve and retain the right to all Segregated Lessor Revenues (as defined in the Amended and Restated Reimbursement Agreement) to the exclusion of Lessee, but in accordance with the Loan Documents.

     Lessee (X) hereby confirms that it has, pursuant to the Original Lease Agreement, performed and discharged prior to the Effective Date, and (Y) hereby assumes and agrees to perform and discharge, on and after the Effective Date, all the duties, liabilities and obligations to be performed by Lessor under, and to satisfy all the terms and conditions of and to keep in full force and effect, such Principal Project Agreements during the Lease Term, including (i) all obligations to deliver energy or capacity during the Lease Term pursuant to the Power Purchase Agreement and (ii) prosecution, settlement or compromise of all claims for damages arising under any representation, warranty, covenant, indemnity, guarantee or agreement in any such Principal Project Agreement, all as though Lessee were named in each such Principal Project Agreement at all times during the Lease Term in lieu of Lessor; provided, however, that Lessee
                                               --------  -------
shall have no obligation to keep in effect any Principal Project Agreement past the date on which the term of such agreement expires without the occurrence of any default or other early termination event thereunder.

     (b) Lessor and Lessee acknowledge that the contracts listed on Schedule VII hereto (the "Schedule VII Contracts") require prior written consent to assignment, which as of the

Effective Date has not been received, and that the Schedule VII Contracts, although Principal Project Agreements, have not been assigned by Lessor to Lessee. Operator shall have the right to use any equipment covered by the
Schedule VII Contracts in the operation of the Project. Lessee agrees that it shall together with Lessor and the Operator comply with all of the terms and conditions of the Schedule VII Contracts as though such contracts had been assigned to Lessee as of the Lease Commencement Date. At such time as written consent to assign any Schedule VII Contract is received, such contract shall be deemed to be effectively assigned to Lessee hereunder and shall thereupon be removed from Schedule VII.

     (c) If at any time a Default shall have occurred and be continuing under any Transaction Document, Lessee shall consult with Lessor and act upon instructions from Lessor with respect to the Principal Project Agreements, and if at any time an Event of Default under any Transaction Document shall have occurred and be continuing: (i) at Lessor's option, the authorization given hereunder to Lessee to enforce rights and claims in lieu of Lessor shall thenceforth cease to be effective and Lessor shall, to the exclusion of Lessee, be entitled to assert and enforce such rights and claims as substitute party plaintiff or otherwise, and Lessee shall cooperate with Lessor and take such action as Lessor reasonably deems necessary to enable Lessor to enforce such rights and claims, and (ii) whether or not Lessor exercises its option under clause (i) above, Lessor shall, subject to Section 2.07 hereof, be entitled to receive all proceeds and revenues from any Principal Project Agreement and any proceeds from proceedings relating to the enforcement of rights under the Principal Project Agreements. Upon the termination of this Lease by reason of the exercise of remedies or otherwise, the assignments created or continued under Section 2.03(a) herein shall cease to be effective and all rights and obligations under the Principal Project Agreements shall revert to Lessor.

     (d) The exercise by Lessor of any of the rights assigned hereunder shall not release Lessee from any of its duties or obligations to the other parties under the Principal Project Agreements except to the extent that such exercise by Lessor shall constitute performance of such duties and obligations.

     SECTION 2.04. Lessee Assignment. (a) Lessee agrees to assign, transfer and
                   -----------------
set over to and for the benefit of Lessor, all of Lessee's rights, title, interests and obligations in and under any Additional Contract to which Lessee becomes a party during the Lease Term, and any such Additional Contract shall be automatically assigned back to Lessee for the Lease Term pursuant to Section 2.03.

     (b) Lessee agrees to assign, transfer and set over to and for the benefit of Lessor (and, during the period while any Senior Debt is outstanding, the Bank Parties), as collateral security for its obligations hereunder, all of its right, title and interest in and to each Principal Project Agreement, including each Additional Contract, assigned to it by Lessor for the Lease Term under
Section 2.03.

     SECTION 2.05. Use; EPC Contracts: Sale of Transmission Line. (a) Lessee
                   ---------------------------------------------
shall use the Facility and Facility Site solely for the purposes and in the manner contemplated by the

Transaction Documents. Lessee shall not use the Reserved Areas except as permitted by the Transaction Documents and with the prior written consent of Lessor, which consent may be withheld in Lessor's sole discretion. Lessor hereby reserves to itself the use of the Reserved Areas for any use whatsoever so long as such use does not unreasonably interfere with the use of the Facility Site by Lessee pursuant to this Lease.

     (b) Lessee acknowledges the terms of the Facility EPC Contract, the Transmission Line EPC Contract and the Contract for Engineering, Procurement and Construction Services dated as of November 25, 1991 between Lessor and Roberts & Schaefer Company, a Delaware corporation, and agrees that none of Lessor, any of its Partners, or any officers, directors, employees or agents of any of them, shall be liable to Lessee for, and that Lessor shall be under no obligation to Lessee due to, and that Lessee shall have no rights against Lessor, any of its Partners, or any officers, directors, employees or agents of any of them, due to, the failure of any party to fulfill its obligations under the Facility EPC Contract, the Transmission Line EPC Contract or the Contract for Engineering, Procurement and Construction Services dated as of November 25, 1991 between Lessor and Roberts & Schaefer Company, a Delaware corporation, whether prior to the Lease Commencement Date or otherwise.

     (c) Notwithstanding anything contained herein or in any other Transaction Document to the contrary, and without limiting any rights which Lessor otherwise may have, Lessor hereby retains the sole right (i) to sell or otherwise transfer or dispose of the Transmission Line and that portion of the Site and the Facility Site described in the Transmission Line Survey attached hereto as Exhibit G, and (ii) to receive the proceeds of such sale or transfer (the "Lessor Transmission Line Proceeds"), such rights being subject to and
 ---------------------------------
conditioned upon Lessor, Lessee and a third-party reasonably acceptable to Lessor and Lessee entering into a transmission services agreement for the transmission of electricity to the Power Purchaser reasonably satisfactory to Lessor and Lessee (collectively, the "Transmission Line Transfer Rights").
                                      ---------------------------------
Lessee hereby confirms Lessor's Transmission Line Transfer Rights. Lessor's use and application of the Lessor Transmission Line Proceeds shall be subject to the requirements of the Loan Documents.

     SECTION 2.06. Personal Property. Lessee and Lessor agree for purposes of
                   -----------------
this Lease that the Facility and every part of the Facility shall be considered as personal and not real property. Lessee and Lessor agree that the Facility and every part of the Facility is severed from any real property and is readily moveable and, even if physically attached to such real property, it is the intention of Lessee and Lessor that the Facility and every part of the Facility
(i) shall retain the character of personal property, (ii) shall be removable,
(iii) shall be treated as personal property with respect to the rights of all Persons whomsoever, (iv) shall not become part of any real property, and (v) by virtue of its nature as personal property, shall not be affected in any way by any instrument dealing with any real property.

     SECTION 2.07. Application of Funds. Each of Lessor and Lessee hereby
                   --------------------
acknowledge and agree that all Project Revenues paid or payable to Lessee or Lessor from any party during the term hereof shall be paid directly to the Operating Account held by the

Disbursement Agent in accordance with the terms of the Amended and Restated Disbursement Agreement. Any payments made directly to or received by Lessee in contravention of this Section 2.07 shall be held by Lessee in trust for the benefit of the Disbursement Agent and promptly remitted to the Disbursement Agent by Lessee.

     SECTION 2.08. Original Lease Agreement. Effective on the Effective Date,
                   ------------------------
the Original Lease Agreement shall automatically, without any further notice, consent or other act, be amended and restated hereby and to the extent this Lease restates the Original Lease Agreement, the Original Lease Agreement is restated and to the extent this Lease amends the Original Lease Agreement, the Original Lease Agreement is amended; provided, that the lease of the Facility
                                     --------
and the Site by the Lessee pursuant to the Original Lease Agreement and the security interests granted to the Lessor by the Lessee pursuant to, and the liens in favor of the Lessor created by, the Original Lease Agreement and the Lessee Security Agreement in favor of the Lessor, shall be ratified, confirmed and continued (but not be terminated) upon the effectiveness of this Lease, as the terms and conditions thereof may be amended and restated hereby.


                                   ARTICLE III

                                      RENT


     SECTION 3.01. Amounts of Rent.
                   ---------------

          (a) Basic Rent. Basic Rent shall consist of Basic Rent (Interest),
              ----------
     Basic Rent (Principal) and Basic Rent (Equity). Lessee shall pay to Lessor Basic Rent as follows:

               (i) Basic Rent (Interest). Lessee shall pay to Lessor, as Basic
                   ---------------------
          Rent (Interest), such amounts as shall equal all interest payable in respect of the Senior Debt and Fees for the Letters of Credit and for undisbursed loan proceeds in respect of the Senior Debt. All amounts of Basic Rent (Interest) shall be payable by Lessee on the same day and in the same amounts as the corresponding interest and/or Fees are payable by Lessor in respect of the Senior Debt pursuant to the Amended and Restated Reimbursement Agreement and the Bond Documents. Prior to any payment of Basic Rent (Interest), Lessor shall notify or cause the notification of Lessee and Disbursement Agent on behalf of Lessee, of the amount and due date for such payment, but failure by Lessor to provide such notice shall not relieve Lessee of its obligation to pay all Basic Rent (Interest) due hereunder.

               (ii) Basic Rent (Principal). Subject to adjustments as provided
                    ----------------------
          herein, Lessee shall pay to Lessor, as Basic Rent (Principal), on each Rent Payment Date, an amount equal to the amount of Basic Rent (Principal) set forth opposite such Rent Payment Date on Schedule I hereto, provided, however, that in the event scheduled principal
                  --------  -------
          amortization of the Senior Debt shall be accelerated
          pursuant to the Amended and Restated Reimbursement Agreement, then the amount of Basic Rent (Principal) due on any Rent Payment Date during such period of acceleration shall be increased so as to equal the increased installment of principal then due on the Senior Debt. In the event the scheduled principal amortization of the Senior Debt shall be decelerated (following a prior acceleration) pursuant to the Amended and Restated Reimbursement Agreement, then the amount of Basic Rent (Principal) due on any Rent Payment Date shall equal the amount which was originally due, prior to the acceleration and deceleration; provided, however, installments of Basic Rent (Principal) shall be
          --------  -------
          reduced dollar-for-dollar by the amount of Basic Rent (Principal) paid during any period of acceleration which is applied to the repayment of principal of Senior Debt to the same extent and in the same manner that installments of principal of the Senior Debt are reduced pursuant to the Amended and Restated Reimbursement Agreement.

               (iii) Basic Rent (Equity). Subject to adjustments as provided
                     -------------------
          herein, Lessee shall pay to Lessor as Basic Rent (Equity), on each Rent Payment Date an amount equal to the amount of Basic Rent (Equity) set forth opposite such Rent Payment Date on Schedule I hereto. In the event the scheduled principal amortization of the Senior Debt shall be accelerated pursuant to the Amended and Restated Reimbursement Agreement, then all amounts of Basic Rent (Equity) due on any Rent Payment Date during any period of acceleration shall be suspended and deferred pending adjustment upon the deceleration of the scheduled principal amortization of the Senior Debt pursuant to the Amended and Restated Reimbursement Agreement or until payment in full of the Senior Debt.

               (iv) Effective Date Adjustments. Without limiting the generality
                    --------------------------
          of this Section 3.01(a), Section 3.04 and Section 5.06, on the Effective Date, the Lessor will incur the New Term Loan and all Supplemental Term Loans (as defined in the Original Participation Agreement) will be repaid by the application of certain of the proceeds of such New Term Loan. Accordingly, Lessor and Lessee expressly acknowledge and agree (A) that the amount of Basic Rent (Principal) and the Stipulated Loss Value set forth for each Rent Payment Date on Schedule I and Schedule IV respectively reflect the adjustment of Senior Debt as a result of the repayment of the Supplemental Term Loans and the incurrence by Lessor of the New Term Loan on the Effective Date and (B) that all payments of Basic Rent (Interest), Basic Rent (Principal) and Stipulated Loss Value under this Lease shall reflect the incurrence of the New Term Loan by the Lessor and the related adjustment of Senior Debt.

          (b) Additional Rent. In addition to Basic Rent, on each Rent Payment
              ---------------
     Date Lessee shall pay to Lessor as additional rent (the "Additional Rent")
                                                              ---------------
     an amount equal to the product of all Project Revenues (if any) remaining for distribution following distribution of all amounts through and including item Seventeenth as directed under
                    -----------

     Section 13.01(c)(ii) of the Amended and Restated Reimbursement Agreement times the Additional Rent Percentage. Lessee shall record on Schedule V hereto the amount of each payment of Additional Rent paid to Lessor pursuant to this Section 3.01(b). Calculations of Additional Rent hereunder shall be adjusted to reflect any amounts paid to Lessor and/or Lessee in accordance with Section 7.03(b) or 7.03(e) of the Tax Indemnity Agreement (which provides for the repayment of certain deposits as if subject to calculation under this Section 3.01(b)).

          (c) Supplemental Rent. Lessee shall pay to Lessor, or to whomever
              -----------------
     shall be entitled thereto (as set forth herein or in any other Transaction Document), any and all Supplemental Rent as the same shall become due and payable. Without limiting the generality of the foregoing, Lessee shall pay, as Supplemental Rent (Senior Debt), such amounts as shall be equal to the amounts due and payable with respect to the Senior Debt other than principal and interest thereon, such amounts to include, without limitation, any penalties or other amounts due as a result of redemption, declaration of acceleration or otherwise.

     SECTION 3.02. Method and Place of Payment. Lessor hereby directs, and
                   ---------------------------
Lessee agrees that all Rent payable to Lessor or any other Person shall be paid by the Disbursement Agent by disbursement of funds at the times and in the manner provided in the Amended and Restated Disbursement Agreement. Each payment of Rent shall be made on the scheduled date on which such payment shall be due, unless such scheduled date shall not be a Business Day, in which case such payment shall be made on the next succeeding Business Day, together with interest accrued from the scheduled payment date to such Business Day at the Applicable Rate.

     SECTION 3.03. Late Payment. If there shall be any failure to pay any Rent
                   ------------
or any other amount due hereunder, Lessee shall pay on demand to Lessor or such other Person as is entitled thereto, as Supplemental Rent, interest at the Default Rate on such overdue Rent or other amount, from and including the due date therefor to but excluding the date of payment. If any Rent payment shall be received by the payee after 12:00 noon, local time at the place of receipt, on the date due, Lessee shall pay interest as aforesaid at the Default Rate for each additional day up to but excluding the succeeding Business Day.

     SECTION 3.04. Recomputation of Basic Rent and Stipulated Loss Value for
                   ---------------------------------------------------------
                   Changes After the Lease Commencement Date.
                   ------------------------------------------

          (a) Adjustment Events Not Caused by Acceleration. The amounts of Basic
              --------------------------------------------
     Rent (Equity) and Stipulated Loss Value, and, only in the case of adjustment under clauses (ii) or (iii), Basic Rent (Principal), shall be adjusted pursuant to this Section 3.04 where one or more of the following occur after the Effective Date:

               (i) Payments under Tax Indemnity Agreement. An Indemnifiable Tax
                   --------------------------------------
          Loss occurs pursuant to Section 4.01 of the Tax Indemnity Agreement;

               (ii) Financing of Alterations. Lessor or the Banks shall finance
                    ------------------------
          the making of any Alterations in accordance with the terms of Section
          5.06 hereof;

               (iii) Prepayments with Lessor Transmission Line Proceeds. Any of
                     --------------------------------------------------
          the Lessor Transmission Line Proceeds (as defined in Section 2.05(c) of this Lease) are used to make any prepayment of any Loan.

          (b)  Adjustments for Acceleration. If at any time the amortization of
               ----------------------------
     principal due on the Senior Debt is accelerated pursuant to the Amended and Restated Reimbursement Agreement and thereafter decelerated or paid in full, Basic Rent (Equity) shall be recalculated to provide to Lessor, over the remaining term of the Lease, its Economic Return at the same level as assumed upon originally entering into the Original Lease Agreement. Stipulated Loss Values shall be adjusted to appropriately reflect any adjustments to Basic Rent made pursuant to this Section.

          (c)  Adjustments for Refinancing. If at any time after the Effective
               ---------------------------
     Date all or a portion of the Senior Debt is subject to a Refinancing, Basic Rent (Principal), Basic Rent (Equity) and Stipulated Loss Value shall be adjusted as Lessor, Lessee, any holders of Senior Debt and any holder of Debt which replaces Senior Debt may agree. It is understood that adjustments of Basic Rent (Interest) shall be made automatically in accordance with the terms of Section 3.01(a)(i) hereof.

          (d)  Principles of Adjustments. All adjustments pursuant to
               -------------------------
     subsections (b) of Section 3.04 hereof shall be made as promptly as practicable after either Lessor or Lessee gives written notice to the other that an event has occurred which might require an adjustment. All such adjustments shall be calculated in a manner which:

               (i) under all circumstances and in any event, notwithstanding anything contained herein or in any other Transaction Document, maintains Basic Rent (Interest), Basic Rent (Principal), Supplemental Rent (Senior Debt) and Stipulated Loss Value at levels required to enable Lessor to pay the principal, interest, penalty and any other amounts due with respect to Senior Debt, whether at maturity, by redemption, by declaration of acceleration or otherwise;

               (ii) maintains the Economic Return of the Partners, by adjustments to Basic Rent (Equity) during the Basic Term or upon the payment, when due, of Stipulated Loss Value;

               (iii) to the extent possible consistent with clauses (i) and (ii) above, minimizes the Present Value of Basic Rent payable over the Basic Term, provided, that in the case of an adjustment affecting
                      --------
          Basic Rent (Principal), such Basic Rent (Principal) may only be adjusted to the extent agreed by the Bank Parties in approving any such adjustment; and

               (iv) utilizes the same methodology and assumptions used by Lessor in determining the Basic Rent (Principal) and Basic Rent (Equity) and Stipulated Loss Value as of the Lease Commencement Date, except as such assumptions have been modified hereunder, and satisfying the requirements, to the extent practicable, of Section 467 of the Code as in effect at the time of such recalculation or adjustment (on a prospective basis), but the provisions of this clause (d) shall not adversely affect any right of Lessor to indemnification in respect of the application of Section 467 of the Code as a result of such event under the Tax Indemnity Agreement and, except to the extent the same was not satisfied on the Lease Commencement Date, in all cases, on a prospective basis, Rev. Procs. 75-21 and 75-28 as in effect on the Lease Commencement Date and F.A.S.B. Statement No.13 for treatment in respect of the Lessor as a leveraged lease; provided that any
                                                      --------
          requirement identified in this paragraph shall not apply to the extent the same was not satisfied as of the Lease Commencement Date.

          (e) Manner of Making Adjustments. (i) Lessor shall calculate all
              ----------------------------
     adjustments to be made pursuant to Section 3.04(a) or (b) and shall notify Lessee and, so long as the Senior Debt or any Obligations are outstanding, Agent, of the proposed adjustments and the event(s) causing such adjustments, at least 30 days prior to the date on which such adjustments shall become effective. If Lessee believes that any such calculations by Lessor are in error, then a nationally recognized firm of accountants selected by Lessee and acceptable to Lessor shall verify such calculations and Lessor will make available to such firm (subject to the execution by such firm of a confidentiality agreement reasonably acceptable to Lessor, which agreement shall prohibit disclosure of Lessor's assumptions to any third party, including Lessee) such methodology and assumptions and any changes made hereunder. In the event of such a verification, the determination by such firm of accountants shall be final. Lessor will pay the reasonable costs and expenses of the verification if such verification procedure results in a decrease in Basic Rent which decreases the Present Value of Basic Rent (Equity) by more than fifty basis points from the Present Value of Basic Rent (Equity) as recalculated by Lessor. In all other cases, such costs and expenses shall be payable by Lessee.

          (ii) Any adjustments made in connection with a Refinancing shall be made at the time of such Refinancing upon agreement by Lessee, Lessor, any holders of Senior Debt and any holder of Debt replacing Senior Debt upon the terms of such adjustments.

          (iii) Any increase of Basic Rent (Equity) in respect of any Rent Payment Date as a result of an adjustment pursuant to Section 3.04(a)(i) shall be payable in accordance with Sections 4.04 and 4.07 of the Tax Indemnity Agreement.

          (f) Further Assurances. At the time any adjustment is made pursuant to
              ------------------
     this Section 3.04, the parties hereto agree to enter into an amendment or supplement hereto to reflect such adjustment and to enter into such amendments and supplements to the other Transaction Documents (including an amendment to Schedule III to reflect any altered pricing assumptions and an amendment to the Tax Indemnity
     Agreement to reflect any changes in the Assumed Tax Consequences) and do such further acts and things as may be reasonably required in order to effectuate such adjustment.

     SECTION 3.05. Net Lease; No Setoff. (a) This Lease is a net lease, and it
                   --------------------
is intended that Lessee shall pay or cause to be paid all costs and expenses of every character, whether foreseen or unforeseen, ordinary or extraordinary, in connection with the Facility and the Site, whether with respect to the use, possession, control, operation, maintenance, repair (structural or nonstructural), or reconstruction of the Facility and the Site by Lessee or otherwise, including without limitation all costs, license and technical service fees, taxes (except as otherwise provided herein) and all other costs and expenses particularly set forth in this Lease.

     (b) Notwithstanding any other provision of this Lease or any other Transaction Document, the obligations of Lessee under the Amended and Restated Participation Agreement, the Amended and Restated Disbursement Agreement, this Lease and any other Transaction Document to which it is a party shall be unconditional and absolute and all Rent shall be paid, and all obligations of Lessee hereunder and under the other Transaction Documents shall be performed, when due without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction of any kind whatsoever. The obligations and liabilities of Lessee hereunder shall in no way be released, discharged or otherwise affected (other than by full and complete performance) for any reason, including without limitation: (i) abandonment, curtailment or cessation of operation or occupancy of the Facility or the Site;
(ii) failure of the Facility to produce electricity; (iii) any defect in the condition, quality or fitness for use of the Site, the Facility, or any Part or portion thereof; (iv) the breach by any party of its obligations under any Transaction Document by any other party thereto; (v) any damage to or removal, abandonment, salvage or scrapping of the Site, the Facility, or any Part or portion thereof; (vi) any restriction, loss, prevention or curtailment of, or interference with, any or all use, occupancy or employment of the Site, the Facility, or any Part or portion thereof, whether due to changes in any Requirement of Law or Governmental Approvals or otherwise; (vii) any defect in or any Lien on title to the Site, the Facility, or any Part or portion thereof, or any forbearance by Lessor or any other Person, whether as to payment or time of performance or exercise of rights or remedies given in any Transaction Document or any other agreement relating to the Site, the Facility, or any Part or portion thereof, at law or in equity or by foreclosure, repossession, sale or otherwise; (viii) any change, waiver, extension, indulgence or other action or omission in respect of any obligation or liability of Lessee, Lessor, any Bank Party, the Operator, the Disbursement Agent or any other Person; (ix) any proceeding under any Bankruptcy Law relating to Lessee, Lessor, any Bank Party, the Disbursement Agent or any other Person, or any action taken with respect to this Lease by any Custodian of Lessee, Lessor, any Bank Party, the Disbursement Agent or any other Person, or by any court; (x) any claim, counterclaim or setoff that Lessee or any other Person has or might have against Lessor, any Bank Party, the Operator, the Disbursement Agent or any other Person; (xi) any failure on the part of Lessor, any Bank Party, the Disbursement Agent or any other Person to perform or comply with any of the terms hereof or of any other agreement; (xii) any invalidity, unenforceability, disaffirmance or lack of binding effect of this Lease or any provision hereof or of any other Transaction Document, in each case whether against or by Lessee or otherwise; (xiii) any sale, assignment or other transfer of all or any part of the estate, right, title or interest of Lessor, to, under or in respect of the Site, the Facility, or any Part or portion thereof, any Transaction Document or other agreement relating thereto (whether with or without the consent of the Agent, except as expressly provided in a Transaction Document); (xiv) any exchange, release or nonperfection of any Lien or any collateral for, or any release or amendment or waiver of, or consent to any departure from, any other guarantee of any obligation hereunder or under any other Transaction Document; (xv) any change in the ownership, direct or indirect, of the capital stock of Lessee; (xvi) any occurrence of an Event of Force Majeure or any doctrine of impossibility, frustration or failure of consideration; (xvii) any change in any federal, state or local tax or other Laws or any action of any Governmental Authority; (xviii) any nonpayment by the Power Purchaser under the Power Purchase Agreement; or (xix) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Lessee shall have notice or knowledge of any of the foregoing.

     (c) Except as expressly provided herein, this Lease is not cancelable or terminable by Lessee. Lessee, to the extent permitted by any Requirement of Law or Governmental Approval, waives all rights now or hereafter conferred by any Requirement of Law, Governmental Approval or otherwise to quit, terminate or surrender this Lease other than as expressly provided herein. All payments by Lessee made hereunder shall be final, and Lessee shall not seek to recover any such payment or any part thereof for any reason whatsoever. Nothing in this Lease shall be construed as a guarantee by Lessee of any residual value of the Project or the Facility.


                                   ARTICLE IV

                            OPERATION AND MAINTENANCE

     SECTION 4.01. Operation and Maintenance. (a) Lessee, at its sole cost and
                   -------------------------
expense, shall at all times during the Lease Term operate, maintain, service, repair and protect, or cause to be operated, maintained, serviced, repaired and protected, the Facility, in a manner consistent with the operating assumptions underlying the Effective Date Projections and shall keep the Facility in good working order and condition and make all repairs, replacements and renewals with respect thereto, in each case that are necessary (i) to keep the Facility in good operating condition in accordance with the standards required by the Power Purchase Agreement and the maintenance and operation standards required by the other Transaction Documents and to comply in all respects with any other requirements or standards imposed thereby, (ii) to cause the Facility to comply with any applicable requirements of insurance policies in effect at any time with respect to the Facility or any Part or portion thereof, (iii) to cause the Facility to be maintained and operated consistent with Prudent Utility Practices for similar facilities, (iv) to keep in full force and effect for their stated term any material warranties with respect to the Facility or any Part thereof and to keep the Facility and each Part thereof maintained in a manner consistent with the manufacturer's maintenance and service recommendations, (v) to cause the Facility to remain in compliance with any Requirement of Law and Governmental Approval (including all water, energy, zoning, environmental protection, pollution, sanitary and safety Laws), (vi) to maintain the Facility in good operating condition and good physical condition and repair as on the Lease Commencement Date, ordinary wear and tear excepted,
(vii) to cause the Facility to continue to have the capacity and functional ability to perform, on a continuing basis, in normal commercial operation, the functions for which it was specifically designed and (viii) to maintain the Facility as a Qualifying Facility; provided, however, that Lessee shall have no
                                   --------  -------
liability for or duty to cure any Lessor QF Casualty, although Lessee recognizes that such a Lessor QF Casualty could, under certain circumstances, create an Event of Default under certain of the Transaction Documents. Lessor shall have no obligation to operate, maintain, service, repair, protect or rebuild the Facility or to make any repairs, replacements or renewals with respect thereto or additions or betterments thereto.

     (b) Lessee, at its sole cost and expense, shall at all times during the Lease Term maintain, repair and protect, or cause to be maintained, repaired and protected, the Site. Lessor shall have no obligation to Lessee to maintain, repair or protect the Site or to make any repairs with respect thereto or additions or betterments thereto.

     (c) Intentionally Omitted.

     SECTION 4.02. Operating Logs; Books and Accounts. (a) Lessee shall (i)
                   ----------------------------------
maintain, or cause to be maintained, daily operating logs ("Operating Logs")
                                                            --------------
showing the production from the Facility, (ii) keep, or cause to be kept, maintenance and repair reports ("Maintenance Reports") in sufficient detail to
                                 -------------------
indicate the nature and date of all significant maintenance and repair activities, and (iii) maintain, or cause to be maintained, all records and other materials required by each applicable regulatory authority ("Regulatory
                                                             ----------
Records") to be maintained in respect of the Facility. Such Operating Logs,
-------
Maintenance Reports and Regulatory Records shall be kept on file at the Facility and shall be made available to Lessor, Agent, the LOC Issuers and the Banks, or the representatives of any of them upon request. Lessee shall maintain the Operating Logs and Maintenance Reports for a period of not less than five years after the end of each calendar year or such longer period as may be necessary to keep in full force and effect any warranty, except that Maintenance Reports respecting the maintenance history for major items of equipment shall be maintained for the term of the Lease. Regulatory Records shall be maintained for at least the period required by the applicable Governmental Authority or by any Requirement of Law or Governmental Approval. Any such Operating Logs, Maintenance Reports or Regulatory Records which Lessee is not required to maintain pursuant to the foregoing provisions and which Lessee plans to destroy shall be offered for delivery to Lessor before being destroyed by Lessee. At the end of the Lease Term, Lessee shall deliver all Operating Logs, Maintenance Reports and Regulatory Records in its possession to Lessor. If requested by Lessor prior to the end of a calendar year, Lessee shall furnish Lessor, within 30 days after the end of such calendar year, at Lessor's expense, a complete copy of the Operating Logs, Maintenance Reports and Regulatory Records for such calendar year.

     (b) [Intentionally Omitted]

     SECTION 4.03. Manuals. Lessee shall maintain, or cause to be maintained, at
                   -------
the Facility an accurate and complete set of operation and maintenance manuals, vendor manuals, original plans and all supplements thereto, and an accurate and complete set of "as built" drawings for the Facility and an "as built" survey of the Site, which shall be amended and supplemented from time to time to reflect on a current basis all improvements, additions and modifications to the Facility. Each time a new manual or drawing is created, Lessee shall deliver a copy of such manual or drawing to Lessor and Agent. At the end of the Lease Term, Lessee shall deliver all such manuals and drawings to Lessor.

     SECTION 4.04. Spare Parts. On the Lease Commencement Date, Lessor provided
                   -----------
to Lessee a supply of spare parts (the "Lessor Spare Parts"). Lessee shall
                                        ------------------
maintain, or cause to be maintained, at the Facility an adequate supply of spare parts, in addition to the Lessor Spare Parts, with due consideration being given to the nature of the Facility and the availability of spare parts, in order to meet the reasonably anticipated needs for the operation of the Facility. At the end of the Lease Term, Lessee shall make available for purchase by Lessor, and Lessor shall purchase, at the Fair Market Value thereof, spare parts, other than the Lessor Spare Parts, adequate to fulfill all normally anticipated needs of the Facility for the succeeding twelve months. Fair Market Value shall be determined by mutual agreement or, in the absence of such mutual agreement within 30 days after the termination of the Lease Term, by the Appraisal Procedure.

     SECTION 4.05. Limitation on Liens. Lessee acknowledges that this Lease is
                   -------------------
in all respects subject and subordinate to the Lien of the Security Documents. Lessee will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Site, the Facility, any Project Revenues, the Principal Project Agreements, the Collateral or any portion of any thereof, title thereto or any interest therein or upon any of its property, assets or revenues, including any interest in this Lease, whether now or hereafter acquired, except for Permitted Liens and Lessor Liens. Lessee, at its own expense, shall promptly take such action as may be necessary duly to discharge or eliminate or bond in a manner satisfactory to Lessor and the Agent any Lien not permitted above if the same shall arise at any time. In connection therewith, Lessor agrees to cooperate with Lessee to the extent that such cooperation is necessary by reason of Lessor's ownership of or other interest in the Facility, any Project Revenues, the Site, the Principal Project Agreements or the Collateral. Lessee further agrees that it shall pay or cause to be paid on or before the time or times prescribed by Law any Taxes imposed on Lessee (or any affiliated or related group of which Lessee is a member) or on the Site, the Facility, the Project Revenues, the Principal Project Agreements, the Collateral or any portion of any thereof under the laws of any jurisdiction that, if unpaid, would result in any Lien prohibited by this Lease or in any penalty.

     SECTION 4.06. Regulation. Lessee shall not engage in any activities or, to
                   ----------
the extent within its control, permit actions or omissions that would cause the Project to fail to meet the criteria for a Qualifying Facility.

                                   ARTICLE V

                               PARTS; ALTERATIONS

     SECTION 5.01. Replacement of Parts. If any Damage which does not constitute
                   --------------------
an Event of Loss shall occur to any Part, Lessee, at its own expense and, pursuant to the terms of the Amended and Restated Disbursement Agreement and the Amended and Restated Reimbursement Agreement, with any Insurance Proceeds with respect thereto, shall promptly restore and repair, or cause to be restored and repaired, or replace, or cause to be replaced, any such Part in a good and workmanlike manner. Lessee may remove, or cause to be removed, any Part in the ordinary course of maintenance, service, repair or testing, but shall replace, or cause to be replaced, such Part as promptly as practicable in accordance herewith; provided, however, that if the fair market value of any removed Part
          --------  -------
exceeds $10,000 and such Part must be taken out of the Commonwealth of Pennsylvania for such purpose, Lessee shall provide Lessor and the Agent with evidence that the Lien of the Security Documents with respect to such Part is perfected; and provided, further that Lessee shall not make any such removal or
               --------  -------
replacement if such removal or replacement shall cause Lessee to be in violation of Section 4.01 or 4.05. All replacement Parts shall be free and clear of all Liens except Permitted Liens and Lessor Liens and shall be in at least as good an operating condition as, and shall have a fair market value, residual value, remaining economic useful life and utility to Lessor at least equal to the Parts replaced, assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof. Any item which replaces a Part hereunder shall, immediately upon installation or identification as such replacement, become a Part hereunder, and title thereto shall immediately and automatically vest in Lessor.

     SECTION 5.02. Alterations.
                   -----------

          (a) Required Alterations. Lessor shall, at its sole cost and expense,
              --------------------
     as soon as practicable after any such requirements shall arise and with reasonable dispatch, make or cause to be made in a good and workmanlike manner all such Alterations to the Facility and the Site as may be necessary from time to time to meet any Requirement of Law or Governmental Approval or any insurance policies in effect at any time with respect to the Facility or the Site or to obtain any Governmental Approval necessary for the operation of the Facility in such manner as will comply with the requirements of the Transaction Documents, or otherwise to comply with the terms of Section 4.01. Such Alterations shall be effected in a manner which does not (i) decrease the Fair Market Value of the Facility or the Site or
     (ii) decrease the remaining economic useful life or residual value of the Facility or the Site or (iii) cause the Facility to become "limited use property" within the meaning of Revenue Procedure 76-30 or (iv) diminish the net kilowatt output capacity, performance or efficiency of the Facility, except as an unavoidable consequence of an Alteration required by any Requirement of Law or Governmental Approval. Title to any Alteration made pursuant to this Section 5.02(a) shall immediately vest in Lessor.

          (b) At Option of Lessee. Lessee shall not make any Alterations to the
              -------------------
     Facility or the Site without the prior written consent of Lessor, which consent may be withheld in Lessor's sole discretion. Such Alterations shall be effected in a manner (i) consistent with the terms of Section 4.01, (ii) which docs not, either alone or when aggregated with all prior voluntary Alterations, decrease the Fair Market Value of the Facility or the Site or decrease the remaining economic useful life or residual value of the Facility or the Site or cause the Facility to become "limited use property" within the meaning of Revenue Procedure 76-30 or diminish the net kilowatt output capacity, performance or efficiency of the Facility, and (iii) which would not adversely affect the status of the Facility as a Qualifying Facility. Title to any Nonseverable Alteration made pursuant to this
     Section 5.02(b) shall immediately vest in Lessor. Title to any Severable Alteration made pursuant to this Section 5.02(b) shall, subject to Lessor's right to purchase set forth in Section 5.05 and to the Security Documents remain with Lessee. Unless purchased or leased by Lessor, all such Severable Alterations owned by Lessee shall be removed by Lessee upon the expiration or other termination of this Lease, and Lessee shall restore the Facility to the condition required by Section 4.01; provided, however, that
                                                         --------  -------
     upon termination of this Lease as a result of the exercise of remedies by Lessor, all Severable Alterations then part of the Facility shall be deemed to be part of the Facility, title thereto shall immediately vest in Lessor, and Lessee shall have no right to remove any such Alteration.

          (c) Other Improvements. Lessee acknowledges the scope of certain
              ------------------
     additional improvements to the Facility and the Site contemplated in the Effective Date Projections to be completed after the Effective Date and agrees that it shall, to the extent such improvements are or will in a timely fashion be paid for by Lessor, and as soon as practicable and with reasonable dispatch, make or cause to be made in a good and workmanlike manner all such improvements to the Facility and the Site. Lessor agrees to pay for any such improvements to the extent proceeds are available therefor from New Term Loans or funds remaining in the Construction Account, and title to any improvements made pursuant to this Section 5.02(c) shall immediately vest in Lessor.

     SECTION 5.03. Title to Parts . All Parts (other than Severable Alterations
                   --------------
pursuant to Section 5.02(b) title to which is vested in Lessee) at any time removed from the Facility shall remain the property of Lessor, no matter where located, until such time as such Parts shall be replaced by Parts that have been incorporated in the Facility and that meet the requirements for replacement Parts specified in Section 5.01. Immediately upon any replacement Parts becoming identified for use in connection with the Facility, without further act, so long as no Default or Event of Default under any Transaction Document shall have occurred and be continuing, (a) title to the removed Part shall thereupon vest in Lessee, free and clear of all rights of Lessor, (b)title to such replacement Part shall thereupon vest in Lessor and be subject to the Lien of the Security Documents and (c) such replacement Part shall become subject to this Lease and be deemed part of the Facility for all purposes hereof to the same extent as the Parts originally incorporated in the Facility. Prior to or on the date of installation of any replacement Part or of any Nonseverable Alteration or upon any Severable Alteration's becoming a Nonseverable

Alteration, Lessee, if requested by Lessor, at no expense to Lessor, shall (A) cause to be furnished to Lessor a bill of sale, in form and substance reasonably satisfactory to Lessor and the Agent conveying title to such replacement Part or Nonseverable Alteration to Lessor, free and clear of all Liens except Permitted Liens and Lessor Liens and (B) cause to be furnished to Lessor and the Agent such further evidence of Lessor's title to and the condition of such replacement Part as Lessor or the Agent shall reasonably request.

     SECTION 5.04. Reports of Alterations. Within 60 days following (i) the end
                   ----------------------
of each calendar year during the Lease Term and (ii) the Lease Termination Date, Lessee shall furnish Lessor with a report stating the total cost of all Alterations made to and all material Parts installed in the Facility and the Site during the period from the end of the period covered by the last previous report to the end of such calendar year (or, if such report is rendered on the Lease Termination Date, to the Lease Termination Date) and describing separately and in sufficient detail such Alterations and material Parts which shall have been made or installed, as the case may be, during such period, or stating that no such Alterations or material Parts were made or installed, as the case may be, during such period. Each such report shall indicate the actual installed cost thereof. Failure to report any such Alteration in the manner required herein shall not, however, affect the ownership of such Alteration in Lessor.

     SECTION 5.05. Removal of Parts; Lessor's Right To Purchase Certain Parts.
                   ----------------------------------------------------------
Subject to the proviso of the last sentence of Section 5.02(b), all Parts incorporated in the Facility to which Lessee shall have title pursuant to the provisions of this Article V may, so long as such removal shall not result in any violation of any Requirement of Law or Governmental Approval and so long as, prior to and after giving effect to such removal, no Default, or Event of Default by Lessee or Lessor under any Transaction Documents shall have occurred and be continuing, be removed by Lessee in accordance with the terms of this
Section 5.05 prior to the delivery of the Facility to Lessor under Article VII on the Lease Termination Date, in accordance with the provisions of this Lease and title to such Parts shall at all times remain in Lessee, subject to the Security Documents. If Lessee removes any Part pursuant to this Section, Lessee shall restore the Facility to the condition required by Section 4.01. Lessee shall give Lessor written notice of its election to remove any such Parts not less than 90 days prior to the Lease Termination Date. Lessor may elect to purchase for cash any such Parts owned by Lessee. If Lessor fails to purchase such Parts on or before the Lease Termination Date, and Lessee fails to remove such Parts from the Site within 60 days after the Lease Termination Date, title to such Parts shall immediately vest in Lessor and Lessee shall no longer have the right to remove any such Part. Lessee agrees not to remove any such Parts prior to the Lease Termination Date except to the extent Lessee in good faith determines such Parts are not necessary, desirable or useful for the efficient and economic operation of the Facility. The purchase price of the Parts shall be the Fair Market Value thereof, assuming the actual condition of such Parts as of the date of purchase, less any cost that would be incurred in removing such Parts from the Facility, including the assembling and packaging thereof, as determined by mutual agreement or, in the absence of such agreement within 30 days after the date of such written notice, by the Appraisal Procedure. The purchase price of the Parts will be paid at the later of the date when (i) the Parts are delivered or (ii) the price of the Parts is determined. On the date of purchase, Lessee shall (x) cause to be furnished to Lessor a bill of sale, in form and substance reasonably satisfactory to Lessor conveying title to such Parts to Lessor, free and clear of all Liens except Permitted Liens and Lessor, Liens and (y) cause to be furnished to Lessor such further evidence of Lessor's title to and the condition of such Parts as Lessor or the Agent shall reasonably request.

     SECTION 5.06. Financing of Alterations. Lessor agrees that so long as it is
                   ------------------------
Lessor hereunder, it will, after the Effective Date, at Lessee's request, use its reasonable best efforts to obtain financing from the Banks in accordance with the terms of the Loan Documents for any Alterations which are Nonseverable Alterations proposed to be made pursuant to Section 5.02(b) which it has approved. Any such financing shall be subject to agreement among Lessee, Lessor, Agent, the LOC Issuers and the Banks on the terms thereof. Lessee agrees that the Basic Rent (Principal), Basic Rent (Equity) and Stipulated Loss Values hereunder shall be amended in the event of any such financing, as set forth in
Section 3 .04(a)(ii) and Basic Rent (Interest) shall be payable on such adjusted amounts.

     SECTION 5.07. Release of Parts Upon Certain Conditions. Parts which in the
                   ----------------------------------------
good faith judgment of Lessee are worn out, damaged beyond reasonable repair, undesirable, obsolete or unnecessary for the normal efficient operation of the Facility may be removed or otherwise disposed of, provided that (a) no Default or Event of Default by Lessee or Lessor under any Transaction Document exists or will exist as a consequence of such removal or disposition or prior to or after giving effect to such removal or disposition, (b) such removal or disposition shall not impair the rights of the Bank Parties or the security under the Security Documents or be prejudicial to holders of the Senior Debt and is desirable in the proper conduct of the business of Lessee as contemplated by the Transaction Documents and (c) any worn out, damaged or obsolete part which is necessary or desirable in the proper conduct of the business of Lessee as contemplated by the Transaction Documents is replaced, prior to the replaced Part being released from the Lien of the Security Documents, by a Part or Parts of similar or better character and of utility, Fair Market Value and economic useful life at least equal to that sold or disposed of, in good operational order and otherwise in compliance with Articles IV and V, and such replacement
Part is free and clear of all Liens other Permitted Liens and Lessor Liens. Lessee will provide to Lessor an Officer's Certificate of Lessee, stating therein that Lessor may rely thereon, to the effect that:

          (i) The Fair Market Value on the date of such certificate, in the opinion of the signer, of the property to be released, which Fair Market Value shall not be more than the Fair Market Value (as if the Lessor and Lessee were seller and buyer, respectively) of the consideration received or to be received by Lessee from the sale or other disposition of the property to be released, and a description in reasonable detail of the property to be released;

          (ii) The property to be released (after giving effect to any substantially simultaneous replacement therefor) is not necessary or desirable for the proper operation of the Facility as contemplated by the Transaction Documents;

          (iii) Such release (after giving effect to a substantially simultaneous replacement therefor), in the opinion of the signer, will not impair the rights of the Bank Parties or the security under the Security Documents or be prejudicial to the holders of the Senior Debt, and is desirable in the proper conduct of the business of Lessee and the operation of the Facility by Lessee as contemplated by the Transaction Documents;

          (iv) No Default or Event of Default under any Transaction Document exists or will exist after giving effect to such release;

          (v) (Unless cash in an amount equal to the Fair Market Value of the property as specified in paragraph (i) above is being paid to Lessor) the property to be released is in Lessee's judgment being replaced by property of similar or better character and of a utility, Fair Market Value and economic useful life at least equal to that sold or disposed of and in good operational order, and subjected to the Lien of the Security Documents and to no prior Lien; and

          (vi) All of the conditions referenced in the first paragraph of this
     Section 5.07 have been satisfied.

     SECTION 5.08. Liens. Notwithstanding anything to the contrary set forth in
                   -----
this Article V, Lessee shall at all times during the Lease Term keep the Parts free and clear of all Liens other than Permitted Liens and Lessor Liens.


                                   ARTICLE VI

                                    INSURANCE

     SECTION 6.01. Coverage. (a) Without limiting any of the other obligations
                   --------
or liabilities of Lessee under this Lease, Lessee at its own cost and expense shall carry and maintain or cause to be carried and maintained with insurers of recognized responsibility having the legal authority to enter into valid and enforceable contracts of insurance as insurers of the risks covered therein in the Commonwealth of Pennsylvania at all times prior to expiration or earlier termination of this Lease at least the following insurance coverage with respect to the Facility and the Site; provided, however, that the coverages and limits
                              --------  -------
listed below may be revised as deemed appropriate by Agent in consultation with its insurance consultant as long as the revisions to such coverages and limits are (A) obtainable in the market place, (B) obtainable at a reasonable cost which is justifiable in terms of the risk to be insured and are generally being carried by similarly situated facilities, (C) then deemed by Agent and the Insurance Consultant to be adequate to protect the interests of the insured parties, and (D) otherwise reasonable or necessary due to changes in circumstances:

          (i) insurance against physical loss or damage to the Project (including damage to the Transmission Line (if owned by Lessor), the Fuel located on the Site, any other property or equipment for which Lessee, Lessor or any Bank Party has an insurable interest, property of other Persons and all improvements and inventory located on the Site or elsewhere which comprise part of the Project) by fire and any of the risks covered by insurance of the type now known as "all risk" coverage (including collapse and transit coverage, coverage against lightning, windstorm, explosion, subsidence, riot, riot attending a strike, civil commotion, action of civil or military authority, damage from aircraft and vehicles, electrical injury, flood, earthquake and volcanic eruption, and vandalism and malicious mischief), in an amount not less than 100% (or such lesser sublimits as are available on commercially reasonable terms with respect to flood, earthquake and volcanic eruption coverage to the extent such lesser sublimits are supported by probable maximum loss studies satisfactory to the Agent in form and substance) of the aggregate outstanding amount (from time to time) of the Senior Debt, with losses adjusted on a full replacement cost basis and including a "no co-insurance" clause, with not more than $250,000 deductible from the loss payable for any single casualty or occurrence, which insurance shall also include coverage for property in transit of not less than $250,000 for any one shipment and such higher amount as shall be requested by Lessor for all shipments in excess of $250,000;

          (ii) boiler and machinery insurance covering, to the extent that any or all of the Facility and the Site contain equipment of such nature, all insurable objects, including pressure vessels, motors, air tanks, boilers, machinery, pressure piping, heating, air conditioning equipment, elevator and escalator equipment or similar apparatus and insurance against loss of occupancy or use arising from breakdown of any of the foregoing, in an amount not less than 100% of the full replacement value thereof, with not more than $250,000 deductible from the loss payable for any single occurrence, except that the deductible for insurance against loss of occupancy or use arising from breakdown shall be no more than a 180-day deductible;

          (iii) business interruption, contingent business interruption and extra expense insurance covering loss of Project Revenues and/or any additional expenses required to resume operation of the Project by reason of a total or partial suspension or delay of, or interruption in, the operation of the Project as a result of the occurrence of an event or events insured by clauses (i) and (ii) above, in an amount not less than that which would be required to cover lost Project Revenues and any additional expenses required to resume operation of the Project for a period of at least twelve (12) months, subject to a maximum deductible of thirty (30) days (or such period as is available on commercially reasonable terms) for outages resulting from accidents;

          (iv) comprehensive or commercial general liability insurance against claims for personal injury (including bodily injury and death) and property damage liability arising from the Project, such insurance to afford $1,000,000 coverage per occurrence and an aggregate coverage of $2,000,000 with respect to personal injury or death to any one or more Persons or damage to property and any such policy to contain "broad form", "amended notice of occurrence", "amended knowledge of occurrence" and "unintentional errors or omissions" endorsements covering, among other things, products and completed operations, contractual liability, broad form property damage, explosion, collapse and underground hazards;

          (v) commercial automobile liability insurance against claims for bodily injury, death or property damage arising out of the use of all owned, non-owned and hired motor vehicles by Lessee's agents and employees and, including without limitation, Lessor, the Operator, the Project Manager and the agents and employees of any of them, including loading and unloading, such insurance to afford $1,000,000 coverage per occurrence with respect to bodily injury or death to any one or more Persons or damage to property;

          (vi) where exposures involving watercraft or aircraft are present, comprehensive watercraft and aircraft liability (including passengers' liability) insurance against claims for bodily injury, death or property damage arising out of the use of all owned, non-owned and hired watercraft or aircraft by Lessee's agents and employees and, including without limitation, the Operator, the Operator's agents and the Operator's employees, including loading and unloading, such insurance to afford $10,000,000 "single-limit" coverage with respect to personal injury or death to any one or more Persons or damage to property, with such increase therein as shall be requested by the Lessor or Agent from time to time, with not more than $250,000 deductible from the loss payable for any single occurrence;

          (vii) workers' compensation insurance (including employer's liability insurance of not less than $1,000,000) for all employees of Lessee, Lessor, the Operator, the Project Manager (and Lessee shall require and be reasonably satisfied that all subcontractors engaged in or with respect to work on or about the Project shall have obtained such insurance) in such amount as is required by the Governmental Rules of the Commonwealth of Pennsylvania, which policy shall contain "all states", "voluntary compensation", "amended notice of occurrence", "amended knowledge of occurrence" and "unintentional errors or omissions" endorsements to the extent permitted by the Governmental Rules of the Commonwealth of Pennsylvania and available on commercially reasonable terms;

          (viii) environmental impairment liability insurance, which insurance shall afford $5,000,000 limit per occurrence (or such limit as is available on commercially reasonable terms);

          (ix) "umbrella liability" or "excess liability" insurance (against risks of the types described in clauses (iv), (v) and (vi) above and in excess of the employer's liability insurance described in clause (vii) above) in an amount that results in a combined amount of primary and excess insurance required hereby of not less than $20,000,000 for any occurrence and not less than $20,000,000 in the aggregate, with such increases therein as shall be reasonably requested by Lessor or Agent in consultation with the Insurance Consultant from time to time; and

          (x) comprehensive crime insurance in an amount of not less than $1,000,000 against claims for theft or other dishonest acts (including, but not limited to, forgery) by the employees of Lessee, Lessor, the Operator or the Project Manager of money, securities or other property.

     (b) All policies of insurance required under the provisions of this Section 6.01, to the extent reasonably available in the commercial insurance market, shall be written on an "occurrence" basis rather than on a "claims made" basis.

     (c) All policies of insurance required under the provisions of this Section
6.01 shall name Lessor, Agent (for the benefit of the Bank Parties), the Bond Issuer and the Bond Trustee as additional insureds as their interests may appear, and all such policies covering risks of physical loss shall have attached thereto a standard non-contributory lender's loss payable endorsement in scope and form satisfactory to Lessor, Agent and the Insurance Consultant. Lessee shall furnish or cause to be furnished to Lessor and Agent originals of all such policies or certificates thereof. All policies of insurance required under the provisions of this Section shall contain an endorsement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any breach or violation by Lessee, Lessor or any other insured party of any warranties, declarations or conditions contained in such policies, any action or inaction of Lessee, Lessor or any other insured party or any other Person, any foreclosure relating to the Project, any change in ownership of the Project or any negligence of Lessee, Lessor or any other insured party that might otherwise give rise to a defense by the insurer to its payment of such loss and a waiver by the insurer of all rights of subrogation to any rights of the additional insureds against Lessee, Lessor or any other Person and of all rights of setoff, counterclaim or deduction against the insureds other than Lessee. Lessee shall not take out separate insurance concurrent in form or contributing in the event of loss with that required by this Lease unless the same shall contain a standard non-contributory lender's loss payable endorsement in scope and form satisfactory to the Majority Banks with loss payable to the LOC Issuers, Agent and the Banks as their interests may appear.

     (d) All policies of liability insurance required by the provisions of this
Section 6.01 shall contain endorsements (i) as to severability of interest or cross liability and (ii) that such insurance is primary and not in excess of or contributing with any other insurance or self-insurance maintained by Lessee, Lessor or Agent.

     (e) Without limiting any of the foregoing, each of the insurance policies required by this Section 6.01 which is required to name Lessor or Agent as an insured party thereunder shall provide:

          (i) that no material adverse change in coverage thereof shall be effective until at least 30 days (or 10 days in the case of cancellation for non-payment of premiums) after receipt by Lessor and Agent of written notice thereof;

          (ii) that, in the case of any policies covering property loss or damage in respect of the Project, (A) there shall be no recourse against Lessor or any Bank Party for payment of premiums or other amounts with respect thereto, (B) the insurer is required to provide Agent and Lessor with at least thirty (30) days (or ten (10) days in the case of nonpayment of premiums) prior written notice of any material adverse change in any policy and (C) the proceeds of such policies shall be payable directly to the Disbursement Agent pursuant to a standard first mortgagee endorsement, without contribution; provided, that if the proceeds thereof are less than
                           --------
     $1,000,000, Lessee shall have the right to adjust any such loss with the insurer; and provided, further, that Lessor and Agent shall have the right
                  --------  -------
     to join Lessee in adjusting any loss in excess of $1,000,000; and

          (iii) that neither Lessor nor any Bank Party shall have any obligation or liability for premiums, commissions, assessments or calls in connection with such insurance.

     (f) Lessee, upon the reasonable request of Lessor or Agent in consultation with the Insurance Consultant, shall amend or shall cause the Project Manager or the Operator to amend the amount and scope of coverage of any of the insurance policies required by this Section 6.01 to cover any risks which were not foreseen on the Effective Date and which render such coverage materially inadequate.

     (g) On the Effective Date and thirty (30) days prior to each renewal of each policy, Lessee shall deliver to Lessor and Agent a Certificate of Insurance which evidences that the required coverages are in place.

     (h) In the event that Lessee fails to take out or maintain, or fails to cause the Project Manager or the Operator to take out or maintain, the full insurance coverage required by this Section 6.01, Lessor upon fifteen (15) days prior notice (unless the aforementioned insurance would lapse within such period, in which event notice should be given as soon as reasonably possible) to Lessee of any such failure, may (but shall not be obligated to) take out the required policies of insurance and pay the premiums on the same. All amounts so advanced therefor by Lessor shall become additional obligations of Lessee to Lessor, and Lessee shall forthwith pay such amounts to Lessor, together with interest thereon at the Default Rate from the date so advanced.

     SECTION 6.02. Annual Insurance Report. As soon as practicable after the end
                   -----------------------
of each fiscal year of Lessee commencing with the end of fiscal year 1995, and in any event within 90 days thereafter, Lessee shall deliver to Lessor, Agent and Bond Trustee (i) an Officers' Certificate of Lessee setting forth the insurance obtained by Lessee pursuant to this Article VI and as then in effect, stating whether, in the opinion of such officer, such insurance policies comply with the requirements of this Article VI, that all premiums then due thereon have been paid and that the same are in full force and effect, (ii) a report by an independent insurance broker or independent insurance consultant reasonably satisfactory to Agent and Bond Trustee, confirming the most recent report delivered pursuant to the preceding sentence and (iii) certification of all insurance required to be maintained under this
Article VI, executed by each insurer, or by an authorized representative of each insurer, identifying underwriters, the type of insurance, the insurance limits (including applicable deductibles) and the policy term, and other material policy terms, including the special provisions enumerated for such insurance required by Section 6.01(c). Upon request, and without limiting the rights of the Bank Parties or the Bond Trustee under Section 4.02 or any other Transaction Documents, Lessee will make available for inspection, review and reproduction at Lessee's offices by Agent or Bond Trustee copies of all insurance policies, binders and cover notes or other evidence of such insurance in respect of all insurance required to be maintained pursuant to this Article VI, certified by authorized representatives of the insurers.

     SECTION 6.03. Additional Insurance by Lessor. Nothing in this Article VI
                   ------------------------------
shall prohibit any of Lessee or Lessor from maintaining, at its expense, insurance in addition to that required by the Amended and Restated Reimbursement Agreement for its own account with respect to loss or damage to the Site, the Facility or any Part thereof provided that such additional insurance shall not provide for or result in a reduction of coverage or amounts payable under insurance required to be maintained under this Article VI.


                                   ARTICLE VII

                             DAMAGE; EVENTS OF LOSS

     SECTION 7.01. Event of Loss; Stipulated Loss Value Payment. If an Event of
                   --------------------------------------------
Loss shall occur, Lessee shall give Lessor and so long as the Loan Documents shall be in effect, the Agent, written notice thereof and of the date of such Event of Loss as soon as practicable, and in any event within 5 days after becoming aware thereof. On the date which is no later than 90 days after the date of such Event of Loss (such date being the "Loss Payment Date"), Lessee
                                                 -----------------
shall pay to Lessor, as compensation for such Event of Loss, the sum of (i) the Stipulated Loss Value specified in Schedule IV for such date, if it is a Rent Payment Date, and, if it is not a Rent Payment Date, the Stipulated Loss Value for the Rent Payment Date immediately preceding the Loss Payment Date, together with interest at the Applicable Rate on such Stipulated Loss Value for each day from and including such preceding Rent Payment Date to but excluding the Loss Payment Date, plus (ii) Basic Rent (Principal), Basic Rent (Equity) and Basic
              ----
Rent (Interest) accrued and unpaid to the Loss Payment Date, plus (iii)
                                                             ----
Supplemental Rent, if any, then due and payable. Any proceeds of any Insurance Proceeds and Eminent Domain Proceeds received by Lessee from any source, net of all expenses associated with obtaining such Insurance Proceeds and Eminent Domain Proceeds, shall be applied as provided in Sections 13.02 and 13.03 of the Amended and Restated Reimbursement Agreement or, after the Security Documents are no longer in effect, to the obligation of Lessee to pay such amount referred to in the preceding sentence, or, if already paid by Lessee, to reimburse Lessee for its payment. Any excess proceeds shall, after the Security Documents are no longer in effect, be paid to Lessor and to Lessee in amounts calculated consistently with the calculation of Additional Rent under

Section 3.01(b) as if such balance were an amount remaining for distribution following the distribution of all amounts through and including item Seventeenth
                                                                     -----------
as directed under Section 13.01(c)(ii) of the Amended and Restated Reimbursement Agreement. Upon payment in full of such amounts, and all other sums due and owing from Lessee to Lessor or any other Person hereunder or under the other Transaction Documents, the Lease Term shall end and the obligations of Lessee hereunder (other than any such obligation expressed herein as surviving termination of this Lease) shall terminate as of the date of such payment.

     SECTION 7.02. Damage Not Constituting an Event of Loss; Application of
                   --------------------------------------------------------
Proceeds. (a) In case of Damage or an Event of Eminent Domain not constituting
--------
an Event of Loss, this Lease shall continue with respect to the Facility and the Site and each and every obligation of Lessee hereunder and under each other Transaction Document to which Lessee is a party shall remain in full force and effect. In such event, Lessee shall restore and repair the Project at its own expense to its former condition, and, in any event, to the condition required by
Article IV.

     (b) During any period when the Obligations are outstanding pursuant to the Loan Documents, all Insurance Proceeds and Eminent Domain Proceeds shall be paid and applied as set forth in the Amended and Restated Reimbursement Agreement. After the Obligations have been fully discharged and released, all proceeds of insurance maintained pursuant to paragraph (a) of Section 6.01 on account of any Damage not constituting an Event of Loss (less the actual costs, fees and expenses incurred in the collection thereof) shall:

          (i) so long as no Default or Event of Default hereunder shall have occurred and be continuing, be paid to Lessee if the amount of such Insurance Proceeds or Eminent Domain Proceeds payable by reason of such Damage or condemnation is $50,000 or less, and applied by Lessee to the costs and expenses relating to the repair or restoration of the Site, the Facility or Part suffering such Damage or condemnation; and

          (ii) if not payable to Lessee under clause (i) of this Section 7.02(b), be paid to Lessor and, so long as no Default or Event of Default hereunder shall have occurred and be continuing, all such proceeds actually so received on account of any such Damage or condemnation other than in connection with a Default or Event of Default shall be paid over to Lessee or as it may direct to be applied to the costs and expenses relating to the repair or restoration of the Facility and the Site suffering such Damage or condemnation, but only upon receipt of an Officers' Certificate of Lessee stating that no Default or Event of Default hereunder has occurred and is continuing, that the repair of restoration relating to such Damage or condemnation has been completed and that the Facility and the Site are in the condition required by Section 4.01; and

          (iii) if a Default or Event of Default hereunder shall have occurred and be continuing, be paid to Lessor for application or retention as it may determine in its sole discretion; and

          (iv) if Lessee shall have received and not yet applied insurance proceeds pursuant to clause (i) above in an aggregate amount in excess of $50,000, then Lessee shall pay or cause to be paid such amount in excess of $50,000 to Lessor, for application pursuant to clause (ii) above; and

          (v) if any balance remains after application as provided in clause
     (i), (ii) or (iv) above, less any portion identified as business interruption proceeds or the like, such balance shall be paid to Lessor and to Lessee in amounts calculated consistently with the calculation of Additional Rent under Section 3.01(b) as if such balance were an amount remaining for distribution following the distribution of all amounts through and including item Seventeenth as directed under Section
                                -----------
     13.01(c)(ii) of the Amended and Restated Reimbursement Agreement.


                                  ARTICLE VIII

                               RETURN OF FACILITY

     SECTION 8.01. Return of Facility. Lessee shall in connection with any
                   ------------------
transfer of the Facility comply with subsections (a) and (b) below.

          (a) On the Lease Termination Date and upon any other transfer of the Facility pursuant to the terms hereof, Lessee shall, at its sole cost and expense, return the Facility and the Site to Lessor or to any Person designated by Lessor by surrendering the Facility and the Site into the possession of Lessor or such Person free and clear of all Liens other than Lessor Liens and Permitted Liens, and in the condition required by Article
     IV. Lessee covenants, during the six-month period after the Lease Termination Date, to cooperate with Lessor or any transferee or assignee of Lessor in order to facilitate the ownership and operation of the Facility and the Site after the expiration of the Lease Term by Lessor or such transferee or assignee of Lessor, as the case may be, including, to the extent it has the right and power to do so, providing all know-how, data and technical information and granting licenses, if any, necessary or useful for the operation and maintenance of the Facility.

          (b) In connection with any transfer or return of the Facility and the Site to Lessor or to a third party, whether at the end of the Lease Term or otherwise, Lessee will cooperate with Lessor, and will take all actions reasonably requested by Lessor, with respect to such transfer, including taking all actions deemed necessary or advisable by Lessor to confirm and validate the transfer of any Principal Project Agreements not already in the name of Lessor, and all other rights with respect to the Site and the Facility (including without limitation all Governmental Approvals necessary or desirable in connection with operation of the Facility) to Lessor or such third party.

     SECTION 8.02. Survival of Lessee's Obligations. Lessee's obligations under
                   --------------------------------
this Article VIII shall survive the termination of this Lease.


                                   ARTICLE IX

                         RENEWAL OPTION; PURCHASE OPTION

     SECTION 9.01. Right to Renew. (a) So long as no Event of Default by Lessee
                   --------------
or Lessee Parent hereunder or under any other Transaction Document shall have occurred and be continuing at the time of giving by Lessee of the notice referred to in Section 9.01(b) and, at the commencement date of the Fixed Rental Renewal Term (i) no Senior Debt is outstanding and (ii) no Default or Event of Default by Lessee or Lessee Parent hereunder or under any Transaction Document has occurred and is continuing, Lessee shall have the right to renew this Lease at the end of the Basic Term for the Fixed Rental Renewal Term of thirty-six
(36) months. All the terms and provisions of this Lease shall be applicable during any Renewal Term, except that during the Fixed Rental Renewal Term, Lessee shall pay Basic Rent to Lessor on each Rent Payment Date in an amount equal to 50% of the average of the Basic Rent payments during the last thirty-six (36) months of the Basic Term.

     (b) In order to exercise its right to renew this Lease for the Fixed Rental Renewal Term, Lessee shall notify Lessor in writing at least three hundred and sixty (360) days prior to the expiration of the Basic Term that it will renew the Lease for the Fixed Rental Renewal Term.

     (c) Notwithstanding anything in this Section 9.01 to the contrary, no Fixed Rental Renewal Term shall become effective unless an appraiser mutually acceptable to Lessee and Lessor shall have determined in an appraisal delivered no more than twelve months prior to the commencement of such term that the sum of the Basic Term and the proposed Fixed Rental Renewal Term will not exceed 80% of the useful life of the Facility, and that the Fair Market Value of the Facility at the end of such proposed Fixed Rental Renewal Term shall equal or exceed 20% of the Project Costs, without consideration of deflation or inflation.


                                    ARTICLE X

                         INTERESTS OF LESSEE AND LESSOR

     SECTION 10.01. Lessee's Interest. This Lease is an agreement of lease and
                    -----------------
does not convey to Lessee any right, title or interest in or to the Facility and the Site except as a lessee of the Facility and the Site.

     SECTION 10.02. Transfer of Lessee's Interests. Lessee shall not sell,
                    ------------------------------
lease, assign, sublease, transfer or otherwise dispose of (by operation of Law or otherwise) any of its assets, including any of its interests or rights hereunder, in each case, without having obtained the prior written consent of the Lessor and the Agent, which consent may be withheld in their sole discretion. Any attempted sale, lease, assignment, sublease or other transfer in violation of the terms of this Lease shall be null and void.

     SECTION 10.03. Successors and Assigns. The rights and obligations of Lessor
                    ----------------------
and Lessee hereunder shall inure to the benefit of, and be binding upon, the permitted successors and assigns of Lessor and Lessee, respectively.

     SECTION 10.04. Location. Lessee shall not remove, or permit any other
                    --------
Person to remove, the Facility or any Part thereof, including Alterations, from the Facility Site without the prior written consent of Lessor, except that Lessee or any other Person may remove any Part in accordance with the terms of
Article V.

     SECTION 10.05. Quiet Enjoyment. This Lease is subject and subordinate to
                    ---------------
the Lien of the Security Documents. Subject to the foregoing, so long as no Event of Default under this Lease shall have occurred and be continuing, and subject to Article XIV hereof, neither Lessor nor any of its assigns will take any action in violation of Lessee's rights to possession and use of the Facility and the Site in accordance with the terms hereof and the other Transaction Documents.


                                   ARTICLE XI

                            DISCLAIMER OF WARRANTIES

     Without waiving any claim that Lessor or Lessee may have against the Facility EPC Contractor, or any seller, supplier or manufacturer of equipment with respect to the Facility, LESSEE REPRESENTS, WARRANTS, ACKNOWLEDGES AND AGREES THAT, AS BETWEEN LESSEE AND LESSOR, AS OF THE LEASE COMMENCEMENT DATE AND THE EFFECTIVE DATE (A) THE FACILITY IS OF THE SIZE, DESIGN, CAPACITY AND MANUFACTURE ACCEPTABLE TO LESSEE; (B) LESSEE IS SATISFIED THAT THE SITE AND THE FACILITY (AND EACH PART THEREOF) ARE SUITABLE FOR ITS PURPOSES; (C) LESSEE IS IN THE BUSINESS OF LEASING ELECTRIC GENERATING SYSTEMS; (D) LESSOR IS NOT A MANUFACTURER OR A DEALER IN PROPERTY OF SUCH KIND; AND (E) THE FACILITY AND THE SITE ARE LEASED HEREUNDER AND SUBJECT TO ALL REQUIREMENTS OF LAW AND GOVERNMENTAL APPROVALS AND GOVERNMENTAL REGULATIONS NOW IN EFFECT OR HEREAFTER ADOPTED AND ARE IN THE STATE AND CONDITION OF EVERY PART THEREOF WHEN THE SAME FIRST BECAME OR BECOMES SUBJECT TO THIS LEASE, WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND BY LESSOR OR ANY PARTNER THEREOF, EXPRESS OR IMPLIED, AS TO THE TITLE, VALUE, MERCHANTABILITY OR SUITABILITY OR FITNESS FOR USE OR FOR ANY PARTICULAR PURPOSE, COMPLIANCE WITH SPECIFICATIONS, CONDITION, DESIGN, OPERATION,

FREEDOM FROM PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT, ABSENCE OF LATENT DEFECTS, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE SITE AND THE FACILITY (OR ANY PART THEREOF), except that Lessor hereby represents and warrants that the Site and the Facility are and shall be free of Lessor Liens. Lessee agrees that, except as expressly provided herein, all risks incident to the matters discussed in the preceding sentence as between Lessor, on the one hand, and Lessee, on the other, are to be borne by Lessee. Lessee hereby waives (to the extent permitted by Law) any right to perform obligations of Lessee under Article IV at the cost or expense of Lessor pursuant to any Law at any time in effect. The provisions of this paragraph have been negotiated and, except to the extent otherwise expressly stated, the foregoing provisions are intended to be a complete exclusion and negation of any express or implied representations or warranties by Lessor with respect to the Facility and the Site that may arise pursuant to any Law or governmental regulation now or hereafter in effect or otherwise. Lessee has examined the Facility and the Site and has found it satisfactory for all purposes, and Lessee acknowledges that the Facility was constructed to specifications satisfactory to Lessee.


     As between Lessee and Lessor, Lessee expressly assumes all risk and liability of and relating to the nonperformance by any other party to a Principal Project Agreement and any failure of the Facility to meet projected performance levels.


                                   ARTICLE XII

                              ADDITIONAL COVENANTS

     SECTION 12.01. Identification. Lessee shall affix and maintain through the
                    --------------
Lease Term in prominent places in and about the Facility and the Site an inscription reading substantially as follows:

                                     "NOTICE

     This facility is owned by Scrubgrass Generating Company, L.P. and leased to Buzzard Power Corporation as Lessee."

     In addition, so long as the Facility or the Site shall constitute part of the Collateral, such inscription shall also include the following sentence:

     "A mortgage and security interest in this Facility and Site has been granted to Credit Lyonnais, acting through its New York Branch, as Agent."

     Lessee shall replace any such inscription which may be removed or destroyed or become illegible or which shall no longer be correct because of a change in the identity of Lessor or Agent and, to the extent necessary to give legal notice of Agent's security interest in the Facility and the Site, make such other changes and post such other signs regarding the interest of Agent in the Facility and the Site as Agent may reasonably request. Except as above provided or as otherwise directed by Lessor or Agent, Lessee shall not allow the name of any Person other than that of Lessee to be placed on any part of the Facility and the Site as a designation that might reasonably be interpreted as a claim of ownership or right to possession or use thereof

     SECTION 12.02. Lessee's Covenants in Amended and Restated Participation
                    --------------------------------------------------------
Agreement. Lessee hereby agrees to perform each and every covenant set forth in
---------
Article VIII of the Amended and Restated Participation Agreement to be performed by it as though set forth in full herein and agrees to indemnify each Indemnitee to the extent provided in the Amended and Restated Participation Agreement as though all agreements to indemnify provided in Article X thereof were set forth in full herein.

     SECTION 12.03. Reports to Regulatory Authorities. Lessee shall prepare and
                    ---------------------------------
file or cause to be prepared and filed in timely fashion or, where Lessor or any Bank Party shall be required to file, upon reasonable notice Lessee shall prepare and deliver or cause to be prepared and delivered to such Person within a reasonable time prior to the date for filing, any report with respect to the Facility or the Site that shall be required to be filed with any Governmental Authority.


                                  ARTICLE XIII

                      LEASE EVENTS OF DEFAULT AND REMEDIES

     SECTION 13.01. Lease Events of Default. The following events shall
                    -----------------------
constitute Events of Default hereunder (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority):

          (a) (i) Lessee shall fail to pay when due (A) any Basic Rent (Principal) or (B) any Supplemental Rent (Senior Debt) which is to be used by Lessor to pay any principal amount due on any of the Notes, or (ii) Lessee shall fail to pay when due any Basic Rent (Equity);

          (b) (i) Lessee shall fail to pay (A) any Basic Rent (interest) or (B) any Supplemental Rent (Senior Debt) which is attributable to Fees on the date such amount is due and payable, and such Default shall continue for five (5) days, or (ii) Lessee shall fail to pay any Supplemental Rent (Equity) or Additional Rent on the date such amount is due and payable, and such Default shall continue for five (5) days;

          (c) Lessee shall fail to make any payment of amounts (other than those described in clauses (a) or (b) above) payable hereunder or under any other Transaction Document as Supplemental Rent when the same shall become due and payable and any such default shall continue for a period of thirty (30) days after written notice of nonpayment thereof has been received by Lessee; or

          (d) Lessee shall fail to perform or observe in any respect any covenant, condition or agreement to be performed or observed by it under
     Article VI and Section 10.02 hereof, or Sections 8.3, 8.8, 8.10, 8.11, 8.20, 8.24, 8.26 or 8.27 of the Amended and Restated Participation Agreement or Lessee Parent shall fail to perform or observe in any respect any covenant, condition or agreement to be observed or performed under Sections 9.2, 9.3, 9.5 or 9.6 of the Amended and Restated Participation Agreement; or

          (e) Lessee shall fail to perform or observe any of its covenants contained in Section 8.9 of the Amended and Restated Participation Agreement or Section 5.08 hereof and such failure shall continue uncured for 45 or more days, or Lessee shall not have posted a bond in amount and form satisfactory to Lessor and the Majority Banks insuring Lessor and the Bank Parties against any loss by virtue of Lessee's default under this subsection; or

          (f) Lessee or Lessee Parent shall fail to perform or observe any of its covenants contained in any other provision of this Lease or any other Transaction Document (other than those covered by another paragraph of this
     Section 13.01) and such failure shall continue uncured for thirty (30) or more days after notice thereof to Lessee by Lessor or Agent, provided that
                                                                  --------
     if (i) such failure cannot be cured within such 30-day period, (ii) Lessee or Lessee Parent, as the case may be, is proceeding with diligence and in good faith to cure such failure, (iii) the existence of such failure does not materially impair the Liens on the Collateral pursuant to the Security Documents and (iv) Lessor, and so long as the Loan Documents are in effect, Agent, shall have received a certificate of an authorized representative of Lessee or Lessee Parent, as the case may be, to the effect of subclauses
     (i), (ii) and (iii) above and stating what action Lessee or Lessee Parent is taking to cure such failure, the time within which such failure may be cured shall be extended to such period, not to exceed an additional one hundred thirty -five (135) days, as shall be necessary for Lessee or Lessee Parent diligently to cure such failure; or

          (g) any representation or warranty made by Lessee or Lessee Parent herein or in any other Transaction Document, or any representation, warranty or statement in any certificate, financial statement or other document furnished by or on behalf of Lessee or Lessee Parent to Lessor or any Bank Party or any agent or advisor of Lessor or any Bank Party in connection herewith or therewith, shall prove to have been false or misleading in any material respect as of the time made, confirmed or furnished which in the opinion of Lessor, or so long as the Loan Documents shall be in effect, the Majority Banks, could have a Material Adverse Effect; or

          (h) a judgment or judgments for the payment of money in excess of $250,000 (other than a judgment which is fully covered by insurance) shall be rendered against

     Lessee or the Project, and the same shall remain in effect and unstayed for a period of 30 or more consecutive days; or

          (i) Lessee shall fail to make any payment in respect of any obligation in an amount exceeding $250,000 for the payment of borrowed money when due or within any applicable grace period; or

          (j) Lessee or Lessee Parent shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) admit in writing its inability, or be generally unable, to pay its debts as such debts become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the Federal Bankruptcy Code, (v) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding up, or composition or readjustment of debts, (vi) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against such Person in an involuntary case under the Federal Bankruptcy Code, or (vii) take any corporate or other action for the purpose of effecting any of the foregoing; or

          (k) a proceeding or case shall be commenced without the application or consent of Lessee or Lessee Parent, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution, winding-up, or the composition or readjustment of debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such Person under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, or a warrant of attachment, execution or similar process shall be issued against property of Lessee or Lessee Parent having a value of (or original cost, if higher) in excess of $250,000 and such proceeding, case, warrant or process shall continue undismissed, or any order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect for a period of 30 or more days, or any order for relief against Lessee or Lessee Parent shall be entered in an involuntary case under the Federal Bankruptcy Code; or

          (1) the Lessee Security Agreement or the Buzzard Stock Pledge Agreement shall cease, for any reason, to be in full force and effect or Lessee, Lessee Parent or any Affiliate of either of them shall so assert in writing, or the Lessee Security Agreement shall cease to be effective to grant a perfected Lien to Lessor on the Lessee Collateral described therein with the priority purported to be created thereby; or

          (m) the Project, as designed and owned shall cease to satisfy or shall be unable to satisfy the requirements for a Qualifying Facility, provided that the failure to satisfy such requirements shall not be an Event of Default as long as such cessation would not have a material adverse effect on the Project and Lessee or Lessor, as the case may be, is making a diligent effort to cure such cessation; or

          (n) Lessee shall terminate, attempt to terminate or fail to maintain in full force and effect, or shall breach its obligations under, the O&M Agreement or any successor agreement for the operation, maintenance, service and repair of the Facility and the Site in form and scope satisfactory to Lessor and Agent and with an Operator approved by Lessor and Agent; or

          (o) Lessee shall terminate, attempt to terminate or fail to maintain in full force and effect, or shall breach its obligations under, the Project Management Agreement or any successor agreement for the management of the Facility and the Site in form and scope satisfactory to Lessor and Agent and with a Project Manager approved by Lessor and Agent, or

          (p) Lessee shall fail to obtain, renew, maintain or comply with all Governmental Approvals that shall at the time be necessary (i) for the performance by Lessee of its rights and obligations under any Principal Project Agreement to which it is a party, (ii) for the operation of the Project as contemplated by the Principal Project Agreements, or (iii) for the grant by Lessee of the Liens created hereunder or under the Lessee Security Agreement, or for the validity and enforceability or for the perfection of or the exercise by Lessor of its rights and remedies thereunder, or any such Governmental Approval shall be revoked, terminated, withdrawn, suspended, modified or withheld or shall cease to be in full force and effect, or any proceeding shall be commenced by or before any Governmental Authority for the purpose of so revoking, terminating, withdrawing, suspending, modifying or withholding any such Governmental Approval and such proceeding is not dismissed within 90 days; or

          (q) at any time prior to the discharge in full of the Obligations, any Event of Default under the Amended and Restated Reimbursement Agreement not otherwise covered by another paragraph of this Section 13.01 shall have occurred.

     SECTION 13.02. Remedies. Upon the occurrence and during the continuance of
                    --------
any Lease Event of Default described in clause (j) (other than subclause (j)(i) and subclause (j)(v) to the extent it relates to subclause (j)(i)) or (k) of
Section 13.01, this Lease shall terminate without any notice of any kind, Lessee shall at its own expense promptly return and surrender possession of the Site, the Facility and all Parts thereof to Lessor and the assignments made pursuant to Section 2.03 hereof shall terminate and Lessee shall surrender each Principal Project Agreement and any right it may have thereunder. Upon the occurrence and during the continuance of any other Event of Default hereunder, Lessor may by notice to Lessee declare this Lease to be in default. At any time after declaring this Lease to be in default, Lessor may do one or more of the following, as Lessor in its sole discretion shall determine, to the extent permitted by any Requirement of Law then in effect:

          (a) Lessor may, by notice to Lessee, terminate this Lease, but Lessor's rights and Lessee's obligations under this Section 13.02 shall survive such termination (together with such other rights and obligations under this Lease expressly stated to survive the termination of this Lease);

          (b) Lessor may (i) demand that Lessee, and Lessee shall at its expense upon the written demand of Lessor, return and surrender possession of the Facility and the Site promptly to Lessor in the manner and condition required by Section 8.01, as if the Facility and the Site were being returned at the end of the Lease Term, and Lessor shall not be liable for the reimbursement of Lessee for any costs and expenses incurred by Lessee in connection therewith and (ii) enter upon the premises where the Facility shall be located and take immediate possession (to the exclusion of Lessee) of the Facility and the Site by summary proceedings or otherwise, all without liability to Lessee for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise, and change all locks on the Facility and bar entry into and possession of the Facility and Site by Lessee and by any and all other persons as Lessor, in its discretion, may elect. In addition to the foregoing, Lessor shall have the right, whether or not Lessor elects to terminate this Lease, to recover possession of the Facility and the Site and to that end, Lessor may enter the Facility and the Site and take possession, without the necessity of giving Lessee any notice to quit or any other further notice, and with or without (as Lessor may elect) legal process or proceedings, breaking locks and doors if Lessor so chooses, and in so doing, Lessor may remove all or any part of Lessee's property as well as all or any part of the property of others as may be in the Facility and the Site. Lessee hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Lessee being evicted or dispossessed of the Facility and the Site for any cause, or in the event of Lessor obtaining possession of the Facility and the Site, by reason of Lessee committing an Event of Default hereunder or otherwise;

          (c) Lessor may sell all or any part of the Facility or the Site at public or private sale, as Lessor may determine, free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such action or inaction for any proceeds with respect thereto, in which event Lessee's obligation to pay Basic Rent hereunder for periods commencing after the date of such sale shall be terminated or proportionately reduced, as the case may be;

          (d) Lessor may hold, keep idle or lease to others the Site, the Facility or any Part, as Lessor in its sole discretion may determine, free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such action or inaction or for any proceeds with respect to such action or inaction, except that Lessee's obligation to pay Basic Rent for any period during which Lessee shall have been deprived of use of the Site, the Facility or any Part pursuant to this paragraph shall, subject to the provisions of Section 13.02(f), be reduced by the net proceeds, if any, received by Lessor from leasing the Facility Site, the Facility or any Part to any Person other than Lessee for such period;

          (e) whether or not Lessor shall have exercised or thereafter at any time shall exercise its rights under paragraph (a), (b), (c) or (d) of this
     Section 13.02, Lessor may demand, by written notice to Lessee specifying a payment date which shall be a Rent Payment Date not earlier than 30 days after the date of such notice, that Lessee pay to Lessor, and Lessee shall pay to Lessor, on such specified payment date, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent accruing after such specified payment date), any unpaid Rent accrued to such specified payment date, plus whichever of the following amounts Lessor, in its sole discretion, shall specify in such notice (together with interest on such amount at the Applicable Rate from such specified payment date to the date of actual payment):

               (i) an amount equal to the sum of (x) the excess, if any, of (A) the sum of (1) the Stipulated Loss Value specified in Schedule IV for such Rent Payment Date plus (2) Basic Rent accrued to such Rent Payment Date, over (B) the rental Fair Market Value (as if the Lessor and Lessee were seller and buyer, respectively) of the Facility and the Facility Site during the remaining Lease Term, after discounting such rental Fair Market Value semiannually to Present Value as of such specified payment date at a rate equal to the Default Rate plus (y) all Supplemental Rent, if any, then due and owing under any Transaction Document; or

               (ii) an amount equal to the excess of (A) the Present Value as of such specified payment date of all installments of Basic Rent and projected Additional Rent until the end of the Lease Term, over (B) the Present Value as of such specified payment date of the rental Fair Market Value of the Facility and the Facility Site until the end of the Lease Term, discounted semiannually at a rate equal to the Default Rate;

          (f) if the Lessor shall have sold all of the Facility or the Site, as a whole or by a series of sales of portions thereof pursuant to paragraph
     (c) of this Section 13.02, Lessor, in lieu of exercising its rights under paragraph (e) of this Section 13.02, may, if it shall so elect, demand that Lessee pay to Lessor and Lessee shall pay to Lessor on the date of such sale, as liquidated damages for loss of a bargain and not a penalty (in lieu of Basic Rent accruing after the next Rent Payment Date following the date of such sale), any unpaid Rent accrued to such Rent Payment Date, plus the amount of any excess of Stipulated Loss Value, computed as of such Rent Payment Date, over the proceeds of such sale, together with interest at the Default Rate on the amount of such Rent and such deficiency from the date of such sale until the date of actual payment;

          (g) Lessor may apply any amounts held by Lessor pursuant to this Lease or any other Transaction Document in the same manner as other amounts realized upon the exercise of remedies pursuant to this Section 13.02;

          (h) Lessor shall be entitled to exercise its rights under the Lessee Security Agreement with respect to its security interest in all of Lessee's right, title and interest in and to the Lessee Collateral; and

          (i) Lessor may exercise any other right or remedy that may be available to it under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof; provided, however, that in the event that Lessee should abandon the
     --------  -------
     Facility or the Site, Lessor may, at its option, treat this Lease as continuing in effect for so long as Lessor does not terminate Lessee's right to possession, and enforce all of its rights and remedies under this Lease, including the right to recover Rent as it becomes due hereunder.

     If proceedings shall be commenced to recover possession of the Facility and the Site either at the end of the Lease Term or upon sooner termination of this Lease for nonpayment of Rent or for any other reason, Lessee specifically waives the right to the three months notice to quit and the 15 or 30 days notice to quit required by the Act of April 6, 1951, P.L. 69, as amended, and agrees that one days notice shall be sufficient in either or any such case.

     Lessee expressly waives the benefits of all laws, now or hereafter in force, exempting any property or goods on the Facility or the Site or elsewhere, and the proceeds of the sale thereof, from distraint, levy, sale, execution or other legal proceedings taken by the Lessor to enforce any rights under this Lease.

     The right to enforce all of the provisions of this Lease may, at the option of any assignee of Lessor's rights in this Lease, be exercised by any such assignee, notwithstanding that Lessee may not have had notice of such assignment or that any such assignment may not be executed and/or witnessed in accordance with any applicable Acts of Assembly, as the same may be now or hereafter amended or supplemented, Lessee hereby expressly waiving the requirements of any said Acts.

     Lessee hereby authorizes and empowers Lessor or any Prothonotary, Clerk of Court or Attorney of any Court of Record to appear for and confess judgment against Lessee and agrees that Lessor may commence an action pursuant to Pennsylvania Rules of Civil Procedure No. 2950 et seq. for the recovery from
                                               -- ---
Lessee of all Rent hereunder (including all accelerations of Rent permissible under the provisions of this Lease) and/or for all charges reserved hereunder as Rent, as well as for interest and costs and attorney's commission, for which authorization to confess judgment, this Lease, or a true and correct copy thereof, shall be sufficient warrant. Such judgment may be confessed against Lessee for the amount of Rent in arrears (including all accelerations of Rent permissible under the provisions of this Lease) and/or for all charges reserved hereunder as Rent, as well as for interest and costs; together with an attorney's commission of five percent (5%) of the full amount of Lessor's claim against Lessee. Neither the right to institute an action pursuant to Pennsylvania Rules of Civil Procedure No 2950 et seq. nor the authority to
                                              -- ---
confess judgment granted herein shall be exhausted by one or more exercises thereof, but successive complaints may be filed and successive judgments may be entered for the aforedescribed sums five days or more after they become due as well as after the expiration of the Basic Term and/or during or after expiration of any extension or renewal of this Lease.

     Lessee hereby authorizes and empowers any Prothonotary, Clerk of Court or Attorney of any Court of Record to appear for Lessee and to confess judgment against Lessee in Ejectment for possession of the Site and the Facility, and agrees that Lessor may commence an action pursuant to Pennsylvania Rules of Procedure No.2970 et seq. for the entry of an order in Ejectment for the
                  -- ---
possession of real property, and Lessee further agrees that a Writ of Possession pursuant thereto may issue forthwith, for which authorization to confess judgment and for the issuance of a Writ or Writs of Possession pursuant thereto, this Lease, or a true and correct copy thereof, shall be sufficient warrant. Lessee further covenants and agrees, that if for any reason whatsoever, after said action shall have commenced the action shall be terminated and the possession of the Site and the Facility shall remain in or be restored to Lessee, Lessor shall have the right upon any subsequent Event of Default or upon the termination of this Lease as above set forth to commence successive actions for possession of real property and to cause the entry of successive Judgments by Confession in Ejectment for possession of the Facility and the Site.

     In any procedure or action to enter Judgment by Confession for Money or to enter Judgment by Confession in Ejectment for possession of real property, if Lessor shall first cause to be filed in such action an affidavit or averment of the facts constituting the Event of Default hereunder or under the Loan Documents or occurrence of the condition precedent, or event, the happening of which Event of Default, occurrence, or event authorizes and empowers Lessor or Agent to cause the entry of judgment by confession, such affidavit or averment shall be conclusive evidence of such facts, defaults, occurrences, conditions precedent, or events; and if a true copy of this Lease (and of the truth of which such affidavit or averment shall be sufficient evidence) be filed in such procedure or action, it shall not be necessary to file the original as a Warrant of Attorney, any rule of court, custom, or practice to the contrary notwithstanding.

     Lessee hereby releases to Lessor and to any and all attorneys who may appear for Lessee all errors in any procedure or action to enter Judgment by Confession by virtue of the warrants of attorney contained in this Lease, and all liability therefor. Lessee further authorizes the Prothonotary or any Clerk of any Court of Record to issue a Writ of Execution of other process, and further agrees that real estate may be sold on a Writ of Execution or other process.

     Lessee acknowledges that it has agreed to certain remedies herein and under the Lessee Security Agreement and the other Transaction Documents and that nothing herein shall in any way limit or affect any remedy that Lessor, any Bank Party or the Disbursement Agent may have thereunder.

     SECTION 13.03. Survival of Lessee's Obligations. Except as specifically
                    --------------------------------
provided in Section 13.02 or by any Requirement of Law, no termination of this Lease, in whole or in part, or repossession of any of the Facility or the Site or exercise of any remedy under Section 13.02 shall relieve Lessee of any of its liabilities and obligations hereunder and Lessee shall be liable, except as otherwise provided above, for any and all unpaid Rent due hereunder before, after or during the exercise of any of the foregoing remedies, including all expenses incurred by Lessor as a result of any Event of Default hereunder or the exercise of Lessor's remedies, including all expenses incurred to return the Facility and the Site to the condition required by Section 4.01, and Lessee shall have no right to receive any of the funds in the Rent Suspense Account.

     SECTION 13.04. Remedies Cumulative. Except as specifically provided in
                    -------------------
Section 13.02 or by any Requirement of Law, Lessor's rights, powers and remedies given under this Lease and at law are cumulative and in addition to each other. No delay or omission by Lessor shall impair any right, power, or remedy or be construed to be a waiver of, or acquiescence in, any Default or Event of Default hereunder. No express or implied waiver by Lessor of any Default or Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent Default or Event of Default hereunder. To the extent permitted by law, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise that may otherwise limit or modify any of Lessor's rights or remedies under this Article XIII.


                                   ARTICLE XIV

                       LESSOR RIGHT TO PERFORM FOR LESSEE

     If Lessee shall fail to make any payment of Rent to be made by it hereunder or shall fail to perform or comply with any of its other agreements or covenants contained herein or in any of the other Transaction Documents, Lessor may, but shall not have any obligation to, make such payment or perform or comply with such agreement or covenant and Lessee shall pay to Lessor on demand, on an After Tax Basis, as Supplemental Rent, the amount of such payment and the amount of the expenses of Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Default Rate from the date Lessor made such payment or incurred such expense to the date of payment by Lessee.


                                   ARTICLE XV

                                  MISCELLANEOUS

     SECTION 15.01. Further Assurances. Lessee shall cause the Transaction
                    ------------------
Documents and any amendments and supplements to any of them (together with any other instruments, financing statements, continuation statements, records or papers necessary in connection therewith) to be recorded or filed or rerecorded or refiled in each jurisdiction as and to the extent necessary in order to, and shall take such other actions as may from time to time he necessary to, establish, perfect and maintain (a) Lessor's right, title and interest in and to the

Site, the Facility and the Transaction Documents, subject to no Liens other than Permitted Liens and Lessor Liens, (b)for the benefit of the Bank Parties, the first Lien and first priority security interest in the Collateral provided for in the Security Documents and (c) each of the other rights and interests created by the Amended and Restated Disbursement Agreement and the Security Documents or any of the other Transaction Documents in Lessor, or any of the Bank Parties. Lessee will promptly and duly execute and deliver to Lessor and Agent such documents and assurances and take such further action as Lessor or Agent may from time to time reasonably request in order to carry out more effectively the intent and purpose of this Lease and the other Transaction Documents and the transactions contemplated hereby or thereby, to establish and protect the rights and remedies created or intended to be created in favor of Lessor, to establish, perfect and maintain Lessor's rights, title and interest in and to the Facility and the Site and, for the benefit of the Bank Parties, the first mortgage lien and first priority security interest provided for in the Security Documents, including if requested by Lessor, at the expense of Lessee, the recording or filing of counterparts or appropriate memoranda of any Transaction Document or of such financing statements or other documents with respect thereto as Lessor may from time to time reasonably request.

     SECTION 15.02. Assignment by Lessor. (a) Lessee acknowledges that in
                    --------------------
connection with the financing of the Facility, Lessor has entered into the Project Mortgage and the Security Agreement providing, among other things, for the assignment by Lessor to Agent, to the extent set forth therein, of its right, title and interest in and to this Lease, as security for the Obligations, including the right to receive all payments of Rent payable to Lessor (but excluding Excluded Payments), and Lessee hereby:

          (i) accepts and consents to such assignment pursuant to the terms of the Project Mortgage and the Security Agreement;

          (ii) agrees that until it receives written notice from Agent stating that the Project Mortgage has been released it will (except as otherwise instructed by the Agent with respect to all or any part of any payments) make all payments of Rent and other amounts payable hereunder in accordance with Section 3.02 hereof;

          (iii) acknowledges that such assignments and security interests provide for the exercise by Agent of all rights of Lessor hereunder to give any consents, approvals, waivers, notices or the like, to make any elections, demands or the like or to take any other discretionary action hereunder, except as specifically set forth in the Project Mortgage and the Security Agreement;

          (iv) agrees that amounts payable to the Disbursement Agent or any other party hereunder shall not be subject to any defense, counterclaim, compensation, set-off or any other right or claim of any kind which Lessee may have against Lessor;

          (v) agrees to furnish to Agent copies of all notices and opinions delivered by Lessee to Lessor; and

          (vi) agrees to the appointment of any successor, additional or separate Agent or Bond Trustee or Disbursement Agent as contemplated by the Amended and Restated Reimbursement Agreement or the Indenture or the Amended and Restated Disbursement Agreement and that any such successor, additional or separate Agent or Bond Trustee or Disbursement Agent shall be entitled to exercise such of the rights and powers of Agent or the Bond Trustee or the Disbursement Agent, as the case may be, under the Security Documents or the Indenture or the Amended and Restated Disbursement Agreement, as applicable, and, in the case of Agent or a successor agent, of Lessor hereunder as shall be specified in the instrument appointing such Agent or the Bond Trustee or the Disbursement Agent, without any necessity of any consent to such appointment or approval of such instrument by Lessee.

     (b) To the extent, if any, that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease may be created by the transfer or possession of any counterpart hereof other than the original chattel paper counterpart, which shall be identified as the counterpart containing the receipt therefor executed by Agent on or immediately following the signature page hereof.

     (c) No provision in this Lease pertaining to a limitation or disclaimer of any obligations, representations or responsibilities of Lessor as between Lessor and Lessee shall in any way limit or affect any obligations and responsibilities Lessor may incur with respect to other Persons in the Transaction Documents.

     SECTION 15.03. Notices. Unless otherwise specifically provided herein, all
                    -------
notices, consents, directions, approvals, instructions, requests and other communications to be given to any Person under this Lease shall be delivered in accordance with the Notice Provisions.

     SECTION 15.04. Severability. If any provision of this Lease shall be
                    ------------
invalid, illegal or unenforceable in any jurisdiction, the remaining provisions hereof shall continue to be valid and enforceable and such provision shall continue to be valid and enforceable in any other jurisdiction. To the extent permitted by applicable law, each of Lessor and Lessee hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

     SECTION 15.05. Amendment. Lessee shall not amend, modify, waive compliance
                    ---------
with or accept a waiver of compliance with any provision of, terminate, assign any rights under, or consent to the assignment by any other Person of any right such Person may have under, or agree to, or permit or exercise any right in respect of any amendment, modification, termination or waiver of compliance with any provision of, or any such assignment of any rights under, this Lease without the prior written consent of Lessor and Agent, and the parties hereto agree that no such amendment, modification, waiver, termination assignment or agreement shall be binding or effective without such consent, except as permitted by and provided in the Lessee Security Agreement.

     SECTION 15.06. Headings. The Table of Contents and headings of the
                    --------
Articles, Sections and subsections hereof are for convenience and shall not affect the meaning of this Lease.

     SECTION 15.07. Benefit. The parties hereto and their permitted successors
                    -------
and assigns, but no others, shall be bound hereby and entitled to the benefits hereof.

     SECTION 15.08. Counterparts. The parties may sign this Lease in any number
                    ------------
of counterparts and on separate counterparts, each of which when so executed and delivered shall be an original (except to the extent provided in Section 15.02(b)), but all such counterparts shall together constitute but one and the same instrument.

     SECTION 15.09. Governing Law. This Lease shall be governed by and construed
                    -------------
in accordance with the laws of the Commonwealth of Pennsylvania as applied to agreements made and wholly performed within said commonwealth.

     SECTION 15.10. Survival of Representations, Warranties, Covenants and
                    ------------------------------------------------------
Indemnities. Subject to any provisions of the Transaction Documents which impose
-----------
limitations as to liability solely between Lessor, Lessee and Lessee Parent (without regard to the rights of Agent, the LOC Issuers and the Banks which remain unaffected by any such limitations), all representations, warranties, covenants and indemnities of Lessee contained herein or in the other Transaction Documents shall survive the execution and delivery of this Lease, any disposition of any interest of Lessor in the Site, the Facility or the Principal Project Agreements and the expiration or other termination of any of the other Transaction Documents and shall be and continue in effect until the end of the Lease Term and thereafter to the extent elsewhere provided herein or in any other Transaction Document notwithstanding any investigation made by any of such parties and the fact that compliance with any of the other terms, provisions or conditions of any of the Transaction Documents shall have been waived.

     SECTION 15.11. Performance of Obligations to Bank Parties. The provisions
                    ------------------------------------------
of this Lease which require, or permit action by, the consent, approval or authorization of, the furnishing of any document, paper or information to, or the performance of any other obligation to any of the Bank Parties, shall not be effective, and the Sections hereof containing such provisions shall be read as though there were no such requirements or permissions, after all the Obligations and all amounts due under the Security Documents shall have been paid in full in accordance with their terms and the Lien of the Security Documents shall have terminated in accordance with the terms thereof.

     SECTION 15.12. Schedules and Exhibits. All Schedules and Exhibits hereto
                    ----------------------
are hereby incorporated by reference herein and made a part hereof.

     SECTION 15.13. Recording of Lease Agreement. Lessor and Lessee agree that
                    ----------------------------
this Lease or a memorandum hereof, substantially in the form of Exhibit F hereto, shall, upon request of either party, be recorded in the real property records of the County Clerks of

Venango County, Armstrong County and Allegheny County, all located in Pennsylvania. The parties further agree, however, that the terms, covenants and conditions of this Lease shall control over any such memorandum.

     SECTION 15.14. Estoppel Certificates. Either party hereto, without charge,
                    ---------------------
at any time and from time to time, within ten (10) days after receipt of written request by the other party hereto, shall deliver a written instrument, duly executed, certifying to such requesting party or any other person, firm or corporation specified by such requesting party:

          (a) that this Lease is unmodified and in full force and effect, or if there has been any modification, that the same is in full force and effect as so modified, and identifying any such modification;

          (b) whether or not to the knowledge of such party there are then existing any offsets or defenses in favor of such party against the enforcement of any of the terms, covenants and conditions of this Lease and, if so, specifying the same, and also whether or not to the knowledge of such party the other party has observed and performed all of the terms, covenants and conditions on its part to be observed and performed, and, if not, specifying the same; and

          (c) the dates to which the Basic Rent, Additional Rent and Supplemental Rent and all other charges hereunder have been paid.

     The failure of either Lessor or Lessee to deliver such statement within such ten (10) day period shall constitute a Default hereunder and shall be conclusive upon the requesting party or any other person, firm or corporation for whose benefit the statement was requested, that this Lease is in full force and effect without modification except as may be represented by the requesting party, that there are no uncured defaults on the part of the requesting party and that no Basic Rent has been paid in advance.

     SECTION 15.15. Time of the Essence. Time wherever specified herein for
                    -------------------
satisfaction of conditions or performance of obligations by Lessee is of the essence of this Lease.

     SECTION 15.16. No Partnership. The parties do not intend to create hereby
                    --------------
any partnership or joint venture between themselves with respect to the Site or the Facility or any other matter.

     SECTION 15.17. Lessor's Consent. Except as otherwise expressly provided
                    ----------------
herein, any consent or approval required or permitted to be given by Lessor, Agent or any Bank Party may be given or withheld in its sole and absolute discretion.

     SECTION 15.18. Effective Date. Notwithstanding the date of execution of
                    --------------
this Lease or the prior occurrence of the Lease Commencement Date under the Original Lease Agreement, but subject to Section 2.08, this Lease is effective on the Effective Date.

     IN WITNESS WHEREOF, the parties hereto have each caused this Lease to be executed by their duly authorized officers and attested on the date first above written.


LESSOR:                                     SCRUBGRASS GENERATING COMPANY,
                                            L.P., a Delaware limited partnership


                                            By: /s/ Donald C. Sturmer
                                                --------------------------------
                                                Name: DONALD C. STURMER
                                                Title: VICE PRESIDENT


LESSEE:                                     BUZZARD POWER CORPORATION, a
                                            Delaware corporation


                                            By: /s/ [SIGNATURE APPEARS HERE]
                                                --------------------------------
                                                Name:
                                                Title:

                    [Amended and Restated Lease Agreement]